EXHIBIT 10.1

AGREEMENT FOR PURCHASE AND SALE OF ASSETS

Dated November 8, 2004

by and between

Great American Family Parks, Inc.

and

Ron Snider & Associates, Inc. dba Wild Animal Safari

AGREEMENT FOR PURCHASE AND SALE OF ASSETS

THIS AGREEMENT FOR PURCHASE AND SALE OF ASSETS (this “Agreement”) is made and entered into as of the eighth day of November, 2004, by and between Ron Snider & Associates, Inc. dba Wild Animal Safari, a Georgia corporation (the “Asset Seller”) and Great American Family Parks, Inc., a Nevada public corporation (“Purchaser”).

W I T N E S S E T H:

WHEREAS, Asset Seller desires to sell and Purchaser desires to purchase substantially all of the operating assets now owned by Asset Seller and used in connection with the operation of Asset Seller’s wild animal park near Pine Mountain, Georgia (the “Business”) which is operated on premises located at 1300 Oak Grove Road, Pine Mountain, Georgia 31822, which premises are described on Exhibit A, attached hereto, incorporated herein and made a part hereof (the “Premises”);

WHEREAS, the Premises is part of a larger tract of land which is described on Exhibit B, attached hereto, incorporated herein and made a part hereof (the “Real Property”);

WHEREAS, Asset Seller leases the Premises from Ronald E. Snider and Vivian D. Snider (the said Ronald E. Snider and Vivian D. Snider, together with Ron Snider Family Limited Partnership, being called herein collectively the “Real Property Seller”);

WHEREAS, the Purchaser is, contemporaneously herewith, entering into a Real Estate Purchase Agreement for the purchase by Purchaser of the Real Property (including the Premises) from the Real Property Seller, to which agreement reference is hereby made (the “Real Property Purchase Agreement”);

WHEREAS, as an additional inducement for Purchaser to enter into this Agreement, and in connection with the sale of the goodwill associated with the Business, Asset Seller has agreed to enter into the noncompetition and nonsolicitation covenants contained herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the parties agree as follows:

1.

PURCHASE AND SALE OF ASSETS.  Asset Seller shall sell and Purchaser shall purchase the following assets of Asset Seller (the “Assets”), and all of Asset Seller’s right, title and interest therein, for the purchase price and subject to the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties made herein:

(a)

Inventory. All gift shop, food service and animal food inventory maintained by Asset Seller at the Premises and which is used or useful in connection with the operation of the Business. The inventory that Purchaser will purchase hereunder is referred to herein as the “Inventory.”

(b)

.  The fixed assets listed in Schedule 1(b) attached hereto, which comprise all of Asset Seller’s leasehold improvements, equipment, fixtures, office furniture, and other fixed assets used or useful at the Premises (the “Fixed Assets”). The Fixed Assets are being sold “as is”.

(c)

Vehicles.  The vehicles set forth on Schedule 1(c) attached hereto (the “Vehicles”). The Vehicles are being sold “as is”.

(d)

Wild Animals.  All of Asset Seller’s wild animal inventory which is now used in the operation of the Business and which will (excepting for natural attrition by reason of death or disease) be used in the operation of the Business at the time of Closing (the “Wild Animals”). The Wild Animals are being sold “as is”.

(e)

[RESERVED]

(f)

Government Licenses, Permits and Authorizations.  To the extent assignable, all governmental licenses, permits and authorizations, if any, relating to the Business. Such licenses, permits and authorizations are listed on Schedule 1(f) attached hereto (the “Licenses”).

(g)

Proprietary Information.  .  The goodwill of the Business, customer lists and the tradenames “Wild Animal Safari” and “Pine Mountain Wild Animal Park” (the “Goodwill”).

2.

EXCLUDED ASSETS.  Notwithstanding the provisions of Section 1 hereof, Asset Seller shall retain the following assets relating to the Business and they shall not be sold, assigned or transferred to Purchaser and shall not be included within the meaning of the term “Assets”:

(a)

Asset Seller’s bank accounts, cash or cash equivalents;

(b)

Asset Seller’s corporate minute book and stock book, all files and books and records relating to the Business and all tax returns, tax records, general ledger and financial statements of Asset Seller;

(c)

Asset Seller’s accounts receivable;

(d)

Any vendor rebates to which Asset Seller is entitled and which accrue prior to Closing;

(e)

The name “Ron Snider” or any variations or derivations thereof;

(f)

The furniture and furnishings in the office building of the Asset Seller (which is the personal property of Ronald E. Snider); and

(g)

The carport structure presently used to house the motor home of Ronald E. Snider.

3.

PURCHASE PRICE.

(a)

Total Purchase Price.  The total purchase price of the Assets (the “Purchase Price”) shall be Seven Hundred Thousand and No/100 Dollars ($700,000.00), subject to (i) adjustment as provided in Section 3 and (ii) any herein specified closing prorations.

(b)

Inventory Adjustment.  On the day before the Closing, Purchaser and Asset Seller shall jointly take a physical inventory of the Inventory.  The value of each item of Inventory shall be equal to Asset Seller’s actual cost thereof.  On the Closing Date, the parties shall prepare a written account of such physical inventory that lists i")"(i) ")"(ii) the cost of each Item. Asset Seller warrants that on the Closing Date Asset Seller will have Inventory on hand of not less than Twenty-Six Thousand, Four Hundred Sixty-seven Dollars ($26,467.00).  In the event that less than Twenty-Six Thousand, Four Hundred Sixty-seven Dollars ($26,467.00) in Inventory is on hand at the Closing Date, the Purchase Price will be reduced by the difference between Twenty-Six Thousand Four Hundred Sixty-seven Dollars ($26,467.00) and the amount of Inventory actually on hand on the Closing Date.  In the event that more than Twenty-Six Thousand Four Hundred Sixty-seven Dollars (26,467.00) of Inventory is on hand at the Closing Date, the Purchase Price will be increased by the difference between Twenty-Six Thousand Four Hundred Sixty-seven Dollars ($26,467.00) and the amount of Inventory actually on hand on the Closing Date.

(c)

Allocation.  The Purchase Price shall be allocated among the Assets as set forth in this paragraph (c).

(1)  The sum of Two Hundred Seventy-five Thousand and No/100 Dollars ($275,000.00) shall be allocable to the Fixed Assets, of which amount Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) shall be allocable to machinery and equipment, Twelve Thousand, Five Hundred and No/100 Dollars ($12,500.00) shall be allocable to gift shop furniture and fixtures, and Twelve Thousand, Five Hundred and No/100 Dollars ($12,500.00) to office furniture and fixtures).

(2)    The sum of Twenty-five Thousand and No/100 Dollars ($25,000.00) shall be allocable to the Vehicles.

(3)

The sum of Four Hundred Thousand and No/100 Dollars ($400,000.00) shall be allocable to the Wild Animals.

The Inventory, Licenses, Proprietary Information, and Goodwill shall be conveyed to Purchaser at Closing for no additional consideration, or the parties may by mutual agreement alter the above stated allocation and allocate a part of the Purchase Price among the Inventory, Licenses, Proprietary Information, and Goodwill.

In addition to the payment of the Purchase Price, Purchaser agrees to pay Asset Seller and Ronald E. Snider the sum of Two Hundred and No/100 Dollars ($200.00) for the noncompetition and nonsolicitation covenants decribed on Section 14 hereof.

4.

PAYMENT OF PURCHASE PRICE.

(a)

Payment at Closing.  At the Closing, Purchaser shall pay Asset Seller the purchase price, adjusted as provided herein, as follows:

(i)

The sum of Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00), in cash, certified funds, or by wire transfer subject to (i) adjustment as provided in Section 3 and (ii) any herein specified closing prorations; and

(ii)

The sum of Three Hundred Fifty Thousand and No/100 Dollars ($350,000.00), in the form of Purchasers promissory note payable to the order of the Asset Seller (the “Note”).

(b)

Note and Security Documents.  The Note shall be in the form attached hereto as Exhibit C.  The Note shall bear interest at seven and one-half percent (7.5%) per annum and shall provide for eighty-three (83) equal monthly payments of principal and interest inclusive of $5,368.40, together with one additional and final payment in the amount of any unpaid principal and accrued interest thereon, with the first such payment being due and payable by the Purchaser to the Asset Seller on the first day of the first calendar month following the Closing.  The Note shall be secured by (i) a security deed in form and substance identical to the deed to secure debt which is attached hereto as Exhibit D (the “Security Deed”), which shall be a first priority encumbrance against the Real Property, and (ii) a security agreement in form and substance identical to the security agreement which is attached hereto as Exhibit E (the “Security Agreement”) which shall be a first priority encumbrance against the Assets.  The Note shall contain no prepayment premium or penalty.

5.

SALES TAX.  Asset Seller shall file timely its final sales tax return as mandated by Official Code of Georgia Annotated § 48-8-46.

6.

ALLOCATION.  The allocation of the Purchase Price as provided in Section 3 hereof.  shall be used by the parties in completing Internal Revenue Service Form 8594 and in satisfying all other reporting requirements of the Internal Revenue Service and any other state or local taxing authority.  No party hereto shall take a position on any tax return that is in any way inconsistent with the allocation of the Purchase Price provided in Section 3 hereof.

7.

DISCLAIMER OF ASSUMPTION OF LIABILITIES AND OBLIGATIONS OF ASSET SELLER.  Unless expressly set forth herein, Purchaser does not hereby assume, and will not discharge, pay, perform or be responsible or liable for, and Asset Seller shall remain responsible and liable for all debts, liabilities, causes in action, claims or obligations of any nature, whether absolute or contingent, of Asset Seller, or expenses or legal fees that may be incurred to compromise or defend the foregoing, including, without limitation, all liabilities for federal income taxes, state and local income or sales taxes (including sales taxes accrued prior to the Closing Date with respect to the operation of the Business by Asset Seller), excise taxes, all other taxes of any nature, accounts payable and all promissory notes, claims of any of Asset Seller’s employees or customers, debts or other obligations of any nature.  At or before the Closing, Asset Seller shall pay in full all secured creditors of Asset Seller.

8.

POST-CLOSING ACCOUNTS RECEIVABLE COLLECTION  If any checks or other proceeds received in payment of Asset Seller’s accounts receivable are received by Purchaser after the Closing, Purchaser will promptly forward such checks or other proceeds to Asset Seller.

9.

PRORATIONS.  Ad valorem taxes, if any, on the Assets, rent, and utility charges (including telephone) shall be prorated between Asset Seller and Purchaser as of the Closing Date. With respect to any advertising commitments for calendar year 2005 which are listed on Schedule 9 attached hereto, the costs of which shall have been paid by Asset Seller prior to Closing, the amount of such costs shall be prorated as of the Closing Date, based on the number of days in calendar year 2005 the Assets are owned by Asset Seller and Purchaser, respectively (the parties acknowledging that to the extent Asset Seller has prepaid the items listed on Schedule 9 with respect to post-closing periods, Asset Seller shall be reimbursed for the same at Closing).  In the event that Asset Seller has received prior to Closing any monies from (i) the sale of season passes which relate to periods after Closing and/or (ii) advance sales for park admission or park events that will occur after Closing, Asset Seller shall pay the same to Purchaser, at Closing; provided that in the case of season passes such amounts shall be prorated based on the period of time that such passes will remain in effect after Closing in relation to the period for which such passes were originally effective.

10.

RISK OF LOSS.  Asset Seller retains all risk of destruction, loss or damage to the Assets due to fire or other casualty on or prior to the Closing Date.  Upon any destruction, loss or damage due to fire or other casualty of any material portion of the Assets or any material portion of the Premises which Asset Seller does not agree to repair prior or replace prior to Closing, Purchaser shall have the option to terminate this Agreement.  The Purchaser shall notify Asset Seller within fifteen (15) days after receiving notice from Asset Seller of any destruction, loss or damage which permits termination hereunder of its decision to terminate this Agreement.  If Asset Seller agrees to so repair or replace such damage, or if Purchaser does not timely notify Asset Seller of termination, this Agreement shall remain in full force and effect; provided, however, the Purchase Price shall be adjusted at the Closing to reflect the reduction in the value of the Assets caused by such destruction, loss or damage. For purposes of this Section 10, any damage to the Assets or the Premises as a result of fire or other casualty in excess of  Ten Thousand Dollars ($10,000.00) shall be deemed to be material.

11.

BULK TRANSFER ACT.  The parties hereby waive compliance with the provisions of the Georgia Uniform Commercial Code – Bulk Transfers Act (Official Code of Georgia Annotated § 11-6-101 et. seq.)

12.

REPRESENTATIONS AND WARRANTIES OF ASSET SELLER .  As of the date of this Agreement and as of the Closing Date, Asset Seller represents and warrants to Purchaser as set forth in paragraphs (a) through (p):

(a)

Organization of Asset Seller.  Asset Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has all requisite power and authority to own and use its properties and to carry on its business as it is presently being conducted.  Asset Seller has full power and authority to conduct the Business at the Premises, to enter into this Agreement and to consummate the transactions contemplated hereby.

(b)

Securities and Contracts.  There are in existence no outstanding options, contracts (other than this Agreement and the Real Property Purchase Agreement), commitments, warrants, debentures, agreements, or rights of any character or nature that would affect in any manner the sale of Assets pursuant to this Agreement.

(c)

Litigation.  There are no actions, suits, claims or proceedings pending or to Asset Seller’s Knowledge (and for purposes of this Agreement the term “Knowledge” means the actual Knowledge of the particular party) threatened against the Business or Asset Seller affecting the Business, the Premises or the Assets, at law or in equity, or before any federal, state, municipal or other governmental agency or instrumentality, domestic or foreign.  Asset Seller is not aware of any facts that might result in any such action, suit, claim or proceeding.  Except for a lien in favor of Ronald E. Snider, no judgments or liens are outstanding against Asset Seller or the Assets.  Asset Seller is not in default with respect to any order or decree of any court or of any governmental agency or instrumentality.

(d)

Compliance with Law and Other Instruments.

(1) Asset Seller is not in violation of any material term, covenant or provision of any mortgage, indenture, debenture, contract, agreement, instrument, judgment, decree, or order.  Neither the execution and delivery of this Agreement, nor the performance or compliance with this Agreement, nor the consummation of the transactions contemplated hereby will result in the violation of or be in conflict with or constitute a default under (i) any term, covenant or provision of any mortgage, indenture, debenture, contract, agreement, instrument, judgment, decree, or order,  (ii) the Articles of Incorporation or Bylaws of Asset Seller, (iii) any order, writ, injunction, judgment, or decree to which Asset Seller is a party or by which Asset Seller or the Assets may be bound or affected, or (iv) result in the creation of any mortgage, lien, encumbrance, or charge upon any of the properties or assets of Asset Seller.  Asset Seller has received no notice of any violation of any law, rule or regulation relating to the Business.

(2) To the best of Asset Seller’s Knowledge, Asset Seller is not in violation of any material term, covenant or provision of any statute, rule or regulation.  To the best of Asset Seller’s Knowledge, neither the execution and delivery of this Agreement, nor the performance or compliance with this Agreement, nor the consummation of the transactions contemplated hereby will result in the violation of or be in conflict with or constitute a default under (i) any statute, rule or regulation, or (ii) any law, statute, rule or regulation of any governmental agency or instrumentality to which Asset Seller is a party or by which Asset Seller or the Assets may be bound or affected.

(3) The representations and warranties contained in this Section 12(d) are subject to the Purchaser’s acknowledgement that from time to time representatives of the U. S. Department of Agriculture (the “U.S.D.A.”) inspect the Premises, make inquiries concerning the operation of the Business, and may assert that Asset Seller is not in compliance with one or more U.S.D.A. regulations or similar rules; any such assertion shall not be deemed to be a violation of any warranty or representation of the Asset Seller contained in this Agreement if within a reasonable time after any such assertion, but in any case prior to Closing, the condition which is the basis for such assertion is corrected by Asset Seller.

(e)

Binding Agreement.  The execution, delivery and performance of this Agreement and all agreements, instruments and documents to be executed or delivered by Asset Seller pursuant to this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the unanimous approval of the Board of Directors of Asset Seller and by all other necessary action on the part of Asset Seller.  This Agreement has been duly executed and delivered by Asset Seller and constitutes the legal, valid and binding obligation of Asset Seller, enforceable against each of them in accordance with its terms.

(f)

Good Title to Assets.  Except for ad valorem taxes not yet due and payable and any lien in favor of Ronald E. Snider (which lien in favor of Ronald E. Snider shall be cancelled at Closing), Asset Seller has good, absolute and marketable title to, and unrestricted possession of, all the Assets, all free and clear of all liens, mortgages, pledges, encumbrances, security interests, charges, restrictions of any kind, and any accrued, absolute, contingent or other liabilities of any nature, including, without limitation, liabilities for income taxes, sales taxes, excise taxes, property taxes or other taxes.

(g)

No Infringement.  To the best of Asset Seller’s Knowledge, Asset Seller has not infringed and is not infringing upon any trademark, trade name, service mark, patent or copyright of any third party.

(h)

Taxes.  Asset Seller has filed with the appropriate government agencies and instrumentalities all federal, state and local tax returns required to be filed by Asset Seller, which tax returns have been prepared on a consistent basis fully and accurately disclosing, reporting and computing Asset Seller’s income, deductions and tax liability.  Asset Seller has paid all taxes shown to be due on such returns and is not delinquent in the payment of any taxes due and payable to the United States or any other taxing authority.  Asset Seller is not involved in any dispute with any taxing authority, nor has Asset Seller received any notice of deficiency, audit or other indication of deficiency from any taxing authority.  Asset Seller has paid in full all withholding, social security, unemployment insurance and sales taxes required to be paid by the United States or any other state, local or other taxing authority.

(i)

Financial Information.  With respect to any financial statements of the Business which Asset Seller has delivered to Purchaser, the balance sheets contained in such financial statements fairly present, as of the respective dates thereof, Asset Seller’s (i) financial position and (ii) assets and liabilities.  The statements of income and retained earnings contained in such financial statements fairly present the results of Asset Seller’s operations for the period indicated.  Such financial statements are correct and complete in all material respects and were prepared in accordance with tax accounting principles, consistently applied throughout the period indicated. The books and records of Asset Seller are correct and complete in all material respects and have been maintained in accordance with tax accounting information.

(j)

No Union Contract; Labor Problems.  Asset Seller has never been a party to or bound by, and Asset Seller’s employees are not affected by, any collective bargaining agreements or contracts or agreements with any labor union.  No union or collective bargaining unit is presently attempting to organize the employees of Asset Seller for the purpose of establishing a union or collective bargaining unit and no such activity has occurred or been threatened in the sixty (60) month period immediately preceding the date of this Agreement.  There are no pending or, to the best of Asset Seller’s Knowledge, threatened strikes, work stoppages, work slow-downs, boycotts or other labor problems by Asset Seller’s employees or otherwise affecting the Business or the Assets.  To the best of Asset Seller’s Knowledge, no person or party (including, without limitation, any governmental agency or instrumentality) has any claim or basis for any action or proceeding against Asset Seller arising out of any statute, ordinance or regulation relating to wages, collective bargaining, discrimination in employment or employment practices or occupational safety and health standards (including, without limitation, the Fair Labor Standards Act, Title VII of the Civil Rights Act of 1964, as amended, the Occupational Safety and Health Act, the Age Discrimination in Employment Act of 1967, or the Americans with Disabilities Act).

(k)

Material Contracts.  Except for the contracts (including any contracts for advertising) which are disclosed on Schedule 12(k) attached hereto, the Assets are subject to no contracts, agreements or arrangements (written or oral) that cannot be terminated without penalty at the sole discretion of Asset Seller upon thirty (30) days notice.  The execution of this Agreement and the consummation of the transactions contemplated hereby will not constitute a default or breach under any contract relating to the Business, including any lease respecting the Premises.

(l)

[RESERVED]

(m)

Real Property.  Asset Seller does not own any parcels of real property.  There is only one lease for real property to which Asset Seller is a party, and that is a lease with the Real Property Seller with respect to the Real Property (the “Lease”), which Asset Seller agrees to terminate at the Closing. Asset Seller has provided a true and correct copy of the Lease to the Purchaser.  The Lease is in full force and effect and neither Asset Seller nor any other party to the Lease is in default or breach thereof.  Asset Seller has received no notice of any condemnation proceeding with respect to any portion of the Premises, or any access thereto, and to Asset Seller’s best Knowledge no such proceeding is contemplated by any governmental agency or instrumentality.

(n)

Storage Tanks, etc. To the Knowledge of the Asset Seller, none of the following exists at the Premises: (i) underground storage tanks, (ii) asbestos-containing material in any form or condition, (iii) materials or equipment containing polychlorinated biphenyls, or (iv) landfills, surface impoundments or disposal areas (other than lakes and dams for lakes, buried brush, buried animals and/or residential trash or refuse which remains from early 20th and 19th century farm houses formerly on the Real Property).

 (o)

Environmental Matters.

(1) Neither the Asset Seller, nor to the Knowledge of the Asset Seller its predecessors, has treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled, or released any substance, including without limitation any hazardous substance, or owned or operated any property or facility (and no such property or facility is contaminated by any such substance) in a manner that has given or would give rise to liabilities with respect to the Premises, including any liability for response costs, corrective action costs, personal injury, property damage, natural resources damages or attorney fees, pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (“CERCLA”), the Solid Waste Disposal Act, as amended (“SWDA”) or any other Environmental, Health, and Safety Requirements;

(2) To the Knowledge of the Asset Seller neither this Agreement nor the consummation of the transaction that is the subject of this Agreement will result in any obligations for site investigation or cleanup, or notification to or consent of government agencies or third parties, pursuant to any of the so-called “transaction-triggered” or “responsible property transfer” Environmental, Health, and Safety Requirements;

(3) Neither the Asset Seller, nor, to the Knowledge of Asset Seller its predecessors, has, either expressly or by operation of law, assumed or undertaken any liability, including without limitation any obligation for corrective or remedial action, of any other party relating to Environmental, Health, and Safety Requirements;

(4) No facts, events or conditions relating to the past or present facilities, properties or operations of the Asset Seller nor, to the Knowledge of Asset Seller no facts, events or conditions relating to the past or present facilities, properties or operations of its predecessors, will prevent, hinder or limit continued compliance with Environmental, Health, and Safety Requirements, give rise to any investigatory, remedial or corrective obligations pursuant to Environmental, Health, and Safety Requirements, or give rise to any other liabilities (whether accrued, absolute, contingent, unliquidated or otherwise) pursuant to Environmental, Health, and Safety Requirements, including without limitation any relating to onsite or offsite releases or threatened releases of hazardous materials, substances or wastes, personal injury, property damage or natural resources damage.

For purposes of this Agreement the term “Environmental, Health, and Safety Requirements” shall mean all federal, state, local and foreign statutes, regulations, ordinances and other provisions having the force or effect of law, all judicial and administrative orders and determinations, all contractual obligations and all common law concerning public health and safety, worker health and safety, and pollution or protection of the environment, including without limitation all those relating to the presence, use, production, generation, handling, transportation, treatment, storage, disposal, distribution, labeling, testing, processing, discharge, release, threatened release, control, or cleanup of any hazardous materials, substances or wastes, chemical substances or mixtures, pesticides, pollutants, contaminants, toxic chemicals, petroleum products or byproducts, asbestos, polychlorinated biphenyls, noise or radiation, each as amended and as now or hereafter in effect.

(p)

Material Misstatements or Omissions.  All factual information furnished by Asset Seller to Purchaser and all representations and warranties made by Asset Seller herein are true and accurate in all material respects.  No representation or warranty made by Asset Seller in this Agreement, or in any document, statement, certificate, exhibit or schedule furnished to Purchaser pursuant hereto, or in connection with the transaction contemplated hereby, contains any untrue statement of a material fact or omits to state any material fact required to be stated therein, necessary to make such representation and warranty not misleading or incomplete or necessary to provide Purchaser with proper information as to Asset Seller, the Assets or Asset Seller’s affairs.

(q)

Survival of Warranties, Representations and Agreements.  Subject to Section 23, the representations, warranties, agreements, and indemnifications of Asset Seller contained in this Agreement shall not be discharged or dissolved upon, but shall survive the Closing contemplated herein.

   (r)

Disclaimer.  EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT THE ASSET SELLER HAS NOT MADE, AND THE ASSET SELLER DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE ASSETS; (B) THE INCOME TO BE DERIVED FROM THE ASSETS OR THE BUSINESS; (C) THE COMPLIANCE BY THE ASSETS OR THE BUSINESS WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS; (D) THE MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE ASSETS; (E) THE MANNER, QUALITY, STATE OF OR LACK OF REPAIR OF THE ASSETS; OR (F) ANY OTHER MATTER WITH RESPECT TO THE ASSETS OR THE BUSINESS.  PURCHASER FURTHER ACKNOWLEDGES AND AGREES THAT, HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE ASSETS, PURCHASER IS (EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT) RELYING SOLELY ON PURCHASER’S OWN INVESTIGATION OF THE ASSETS AND NOT ON ANY INFORMATION PROVIDED BY THE ASSET SELLER OR ASSET SELLER’S SHAREHOLDERS.  THE ASSETS ARE BEING SOLD "AS IS” EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, AND, WITHOUT LIMITATION, ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY DISCLAIMED. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE HAS BEEN DETERMINED BY NEGOTIATION TO REFLECT THAT THE ASSETS ARE SOLD SUBJECT TO THE FOREGOING.  PURCHASER'S ACKNOWLEDGMENTS CONTAINED IN THIS SECTION SHALL SURVIVE THE CLOSING OR THE TERMINATION OF THIS AGREEMENT AS APPLICABLE.

13.

REPRESENTATIONS AND WARRANTIES OF  PURCHASER.  Purchaser, as of the date of this Agreement and as of the Closing Date, represents and warrants to Asset Seller as set forth in paragraphs (a) through (e):

(a)

Corporate Existence.  Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all requisite power and authority to own and use its properties and to carry on its business as it is presently being conducted and will be conducted following the Closing.  Purchaser has full power and authority to conduct a business substantially similar to the Business at the Real Property, to enter into this Agreement, execute the Note, the Security Agreement and the Security Deed, and to consummate the transactions contemplated hereby.

(b)

.  Subject to Section 23, the representations, warranties and agreements of Purchaser contained in this Agreement shall not be discharged or dissolved upon, but shall survive the Closing contemplated herein.

14.

RESTRICTIVE COVENANTS.

(a)

Noncompetition/Nonsolicitation.  During the five (5) year period commencing on the Closing Date (the “Noncompetition Period”), Asset Seller shall not, directly or indirectly, either for Asset Seller’s own benefit or purposes or for the benefit or purposes of any other person or entity (including, without limitation, any partnership, corporation, firm, limited liability company or association of which Asset Seller is an agent, employee, independent contractor, consultant, investor, partner, shareholder or member) engage in any Competitive Activity.  As used herein, the term “Competitive Activity” means any participation in, assistance of, employment by, ownership of any interest in or promotion or organization of any person, partnership, corporation, limited liability company, firm, association or other business enterprise other than Purchaser that, directly or indirectly, is engaged in the wild animal park business at any location which is within two hundred (200) miles of the Premises (the “Noncompete Area”); provided, however, that the term “Competitive Activity” shall not mean the ownership of less than one percent (1%) of any class of securities of any company if the class of securities is publicly traded on a national stock exchange. Provided, however, that this provision shall not be binding on Asset Seller at any time after Purchaser becomes in default hereunder or under any one or more of the Note, the Security Agreement, the Security Deed or the Consulting Agreement and fails to cure any such default within the time provided for curing such default. If the final judgment of a court of competent jurisdiction declares that any term or provision of this Section 14(a) is invalid or unenforceable, the parties agree that the court making the determination of invalidity or unenforceability shall have the power to reduce the scope, duration, or area of the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this provision of this Agreement shall be enforceable as so modified after the expiration of the time within which the judgment may be appealed. At Closing, Ronald E. Snider shall enter into a noncompetition covenant with Purchaser with provisions that are substantially similar to the provisions set forth in this paragraph.

(b)

Nondisclosure.  From and after the date of this Agreement, Asset Seller shall not, directly or indirectly, disclose to any other party or in any way use for itself or others any information, data, proprietary information, intellectual property, customer lists or information regarding pricing or the control or operation of the Business that does not constitute a trade secret without the prior written consent of Purchaser.  Provided, however, that this provision shall not be binding on Asset Seller at any time after Purchaser becomes in default hereunder or under any one or more of the Note, the Security Agreement, the Security Deed or the Consulting Agreement and fails to cure any such default within the time provided for curing such default.

(c)

Consideration.  As additional consideration for Asset Seller’s covenant not to compete as set forth herein, and as a part of the total Purchase Price, Purchaser shall pay Asset Seller and Ronald E. Snider the amount reflected as the consideration for the noncompetition covenants in Section 3 hereof.

(d)

Acknowledgement.  Asset Seller hereby acknowledges that the covenants made by it in this Section 14 are a material inducement to Purchaser’s decision to purchase the Business.

(e)

Equitable Relief.  Asset Seller acknowledges that it has carefully read and considered the provisions of this Agreement and that the provisions of this Section 14 are fair and reasonable and are necessarily required for the protection of the interests of Purchaser.  Asset Seller further acknowledges that due to the nature of the business of Purchaser, a more limited geographical restriction than the one set forth in this Section 14 hereof would not be reasonable or appropriate.  The parties acknowledge that they will be irreparably damaged in the event of a breach of any provision of Section 14 or Section 24 hereof.  Accordingly, in the event of any breach of any provision of Section 14 or Section 24 hereof, such provision shall be enforceable in a court of equity by decree of specific performance or by temporary restraining order, preliminary injunction or permanent injunction, or any other legal or equitable remedy, without the necessity of showing actual damages or furnishing a bond or other security and, in the case of a temporary restraining order, such relief may be granted ex parte (i.e., at the instance and for the benefit of either party without notice to the other party) and without the necessity of a full hearing on the evidence.  Such remedy shall be cumulative and not exclusive, and shall be in addition to any other remedy the aggrieved party may have including, without limitation, any right to recover damages and the repayment of all profits, compensation, commissions, remuneration and benefits directly or indirectly realized in connection with the breach of the covenants contained in such Sections.

15.

NO BROKERAGE COMMISSION.  Except as set forth on Schedule 15 attached hereto, Asset Seller represents and warrants to Purchaser that no brokerage or commission agreement, arrangement or understanding has been made or entered into by Asset Seller with respect to this Agreement or to the transactions contemplated hereby.  Purchaser represents and warrants to Asset Seller that no brokerage or commission agreement, arrangement or understanding has been made or entered into by Purchaser with respect to this Agreement or to the transactions contemplated hereby.  Each party hereto shall indemnify and hold harmless the other against and in respect of any claims for brokerage and other commissions relative to this Agreement or to the transactions contemplated hereby that are based in any way on any such agreements, arrangements or understandings, claimed to have been made by such party with any third party.

16.

EXPENSES.  Whether or not the transactions contemplated by this Agreement are closed, each party shall pay its own accountants’ fees, legal fees, and all other expenses incurred by such party in connection with the preparation of this Agreement and the Closing. Purchaser shall pay all recording costs and Georgia intangible tax with respect to the Security Deed.

17.

EMPLOYEE MATTERS.  All salaries, vacation and holiday pay, bonus, accrued obligations with respect to unemployment compensation, health insurance, social security, pension or other fringe benefits, and any other form of employee compensation (collectively, “Compensation”) currently owing to employees of Asset Seller is being paid on a timely basis and Asset Seller shall pay all such Compensation owed to employees of Asset Seller as of the Closing Date by such date.  Purchaser is not assuming and shall have no liability for any such Compensation and is under no obligation or duty to hire, employ or otherwise engage any employee of Asset Seller except as provided herein.

18.

CONDUCT PRIOR TO CLOSING.

(a)

Access.  Between the date of this Agreement and the Closing Date, and for as long as Purchaser is not in default hereunder or under the Real Property Purchase Agreement, Asset Seller shall afford to Purchaser, its legal counsel and other representatives reasonable access to the Premises and the Assets, and shall furnish Purchaser with such additional information regarding the Business as Purchaser may from time to time request.

(b)

Affirmative Requirements.  Between the date of this Agreement and the Closing Date, and for as long as Purchaser is not in default hereunder or under the Real Property Purchase Agreement, Asset Seller shall:

(i)

maintain its properties and facilities in as good working order and condition as at present, ordinary wear and tear excepted;

(ii)

perform all of its obligations under agreements relating to or respecting its Assets, properties, and rights;

(iii)

keep in full force and effect present insurance coverage or other comparable insurance coverage, as may be necessary to conserve the Assets adequately;

(iv)

use its best efforts to maintain and preserve the Business intact; retain its present employees; and maintain its relationships with suppliers, customers and others having business relations with it;

(v)

report promptly to Purchaser any fact, circumstance or occurrence that may in any way be expected to result in a material adverse change in the prospects, business or financial condition of Asset Seller and the Business;

(vi)

give Purchaser prompt written notice of any fact, circumstance, occurrence or matter that would cause any of the representations, warranties or covenants of Asset Seller set forth herein to be untrue, incorrect or misleading (and if any such fact, occurrence, circumstance or matter arises following the date hereof, Asset Seller shall use its best efforts to cure any such untruth, incorrectness or misleading information); and

(vii)

carry on the Business in substantially the same manner as it has previously and not introduce any material new method of management, operation or accounting; and

(viii)

maintain and keep in good standing the Licenses.

(c)

Prohibitions.  Asset Seller shall not, for as long as Purchaser is not in default hereunder or under the Real Property Purchase Agreement, without the prior written consent of Purchaser:

(i)

enter into any contract or commitment or incur or agree to incur any liability except in the normal course of business;

(ii)

sell any inventory in any type of clearance, liquidation or going out of business sale or other sale not in the ordinary course of business; or

(iii)

purchase, sell, assign, lease or otherwise transfer or dispose of any property or equipment except in the normal course of business.

(d)

Escrow Matters.   Prior to the execution hereof, Purchaser has deposited with Asset Seller’s counsel the sum of Fifty Thousand and 0/100 Dollars ($50,000.00) as escrow money (the “Initial Escrow Money”).  Upon the execution by the Purchaser hereof, the Asset Seller will cause the Initial Escrow Money to be deposited with the Escrow Agent named in the Escrow Agreement attached hereto as Exhibit F (the “Escrow Agreement”). Upon the execution by the Purchaser of this Agreement, Purchaser agrees to deposit with the Escrow Agent named in the Escrow Agreement an amount of the Purchaser’s common stock (the “Escrow Stock”) having a value as of the date of deposit of One Hundred Fifty Thousand and 0/100 Dollars ($150,000.00) (the Initial Escrow Money and the Escrow Stock and the proceeds thereof being sometimes called herein the "Escrow Money").  For purposes of this Agreement the Escrow Stock shall be deemed to have a value of One Dollar ($1.00) per share. The Escrow Money shall be held in escrow to be applied for Purchaser's benefit against the purchase price at Closing or as otherwise provided for by this Agreement and by the Escrow Agreement. The Escrow Money is non-refundable except as expressly provided herein and in the Escrow Agreement.  The Parties agree to execute the Escrow Agreement simultaneously with the execution of this Agreement.

(e)

Governmental Permits and Related Matters.  Purchaser shall proceed diligently and shall use its best efforts to apply for and obtain all authorizations, consents and approvals of governmental agencies (including the transfer of the Licenses, to the extent the same are transferable) in order to consummate the transaction contemplated hereby.  Nothing contained herein, however, shall obligate Asset Seller or any other person to relinquish any right, privilege or interest it has in any of the Licenses prior to Closing, and Purchaser shall take no action to cancel, impair or adversely affect the Licenses or the rights, privileges or interest therein of any holder of the Licenses prior to Closing.

19.

CONDITIONS PRECEDENT TO OBLIGATIONS TO CLOSE.

(a)

Conditions Precedent to Purchaser’s Obligation to Close.  The obligation of Purchaser to consummate the transactions contemplated by this Agreement or to purchase the Assets is expressly subject to the satisfaction, on or prior to Closing, of all of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by Purchaser in writing):

(i)

Instruments of Transfer.  Asset Seller shall have delivered to Purchaser all such bills of sale, assignments, certificates of title, consents and other good and sufficient instruments of transfer, as shall be necessary to vest in Purchaser good, absolute and marketable title to the Assets, free and clear of any liens, leases, security interests, charges or encumbrances, and all other agreements and instruments required by Section 20 hereof.

(ii)

Representations and Warranties.  All representations and warranties of Asset Seller contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made at and as of such date.

(iii)

Covenants.  Asset Seller shall have performed and satisfied all covenants and conditions required by this Agreement to be performed or satisfied by Asset Seller on or prior to Closing.

(iv)

Material Errors, Etc.  Purchaser shall not have discovered any material misstatement or omission in any of the exhibits or schedules hereto or representations or warranties made herein by Asset Seller or material failure on the part of Asset Seller to perform or satisfy any covenants or conditions required to be performed or satisfied by Asset Seller hereunder.

(v)

Absence of Litigation.  No action or proceeding shall have been instituted or threatened prior to or at Closing before any court or governmental agency or instrumentality, the result of which could prevent or make illegal the consummation of the acquisition by Purchaser of the Assets hereunder, or the consummation of the transactions contemplated hereunder, or which would materially adversely affect the Assets or the business associated therewith.

(vi)

Approval of Documentation.  The form and substance of all opinions, certificates, instruments of transfer and other documents to be furnished hereunder by Asset Seller and its counsel shall be reasonably satisfactory in all respects to Purchaser and its counsel.

(vii)

Consents and Approvals.  Asset Seller and Purchaser shall have received all authorizations, consents and approvals of governmental agencies and authorities in order to consummate and realize the benefit of the transaction contemplated hereby and for Purchaser to operate the Business in the manner operated by Asset Seller.

(vii)

Closing of Real Property Purchase Agreement.  The Real Property Purchase Agreement shall have closed in accordance with its terms.

(b)

Conditions Precedent to Asset Seller’s Obligations to Close.  The obligation of Asset Seller to consummate the transactions contemplated by this Agreement is expressly subject to the satisfaction, on or prior to Closing, of all of the following conditions (compliance with which or the occurrence of which may be waived in whole or in part by Asset Seller in writing):

(i)

Covenants.  Purchaser shall have performed and satisfied all covenants and conditions required by this Agreement to be performed or satisfied by Purchaser on or prior to Closing.

(ii)

Representations and Warranties.  All representations and warranties of Purchaser contained in this Agreement shall be true and correct in all material respects as of the Closing Date as if made at and as of such date.

(iii)

Consulting Agreement.  Purchaser shall have executed the Consulting Agreement with Ronald E. Snider.

(vi)

Closing of Real Property Purchase Agreement.  The Real Property Purchase Agreement shall have closed in accordance with its terms.

(v)

Note and Security Documents.  Purchaser shall have executed and delivered to Asset Seller the Note, the Security Agreement and the Security Deed and all other documents of instruments as shall be necessary to carry out the terms thereof, including any UCC-1 or similar form, and shall have consented to recording the same in any jurisdiction in which such recording shall be necessary in the opinion of Asset Seller’s counsel in order to protect the interests of Asset Seller in the Assets as contemplated hereby, and shall have executed all other documents required to be executed by Purchaser in accordance with Section 20 hereof.

(vi)

Jason Hutcherson and Philip Michael Miller.  Jason Hutcherson and Philip Michael Miller shall each have entered into employment agreements with Purchaser pursuant to which, among other terms and conditions mutually acceptable to Purchaser and the said individuals, Purchaser will employ each of them in management positions at the Premises (x) for a term of not less two (2) years following the Closing Date, (y) in accordance with a compensation arrangement which provides each of them with a yearly base salary which is not less than their respective base salaries in effect at the time of the making of this Agreement, together with year end bonuses in amounts not less than that to which they have become accustomed, and (z) with an initial payment at the time of Closing (in addition to the amounts set out in subpart (y)) of ten thousand (10,000) shares of Purchaser’s common stock.

(vii)

Approval of Documentation.  The form and substance of all opinions, certificates, instruments securing the Note and other documents to be furnished hereunder by Purchaser and its counsel shall be reasonably satisfactory in all respects to Asset Seller and its counsel.

(viii)

Consents and Approvals.  Asset Seller and Purchaser shall have received all authorizations, consents and approvals of governmental agencies and authorities in order to consummate and realize the benefit of the transaction contemplated hereby and for Purchaser to operate the Business in the manner operated by Asset Seller.

20.

CLOSING AND CLOSING DATE.

(a)

The Closing and Closing Date.  The closing (the “Closing”) of the transaction contemplated by this Agreement shall take place on February 1, 2005, or such earlier date as may be mutually agreeable (the “Closing Date”) among the parties.  The Closing shall be held at the offices of J. Wayne Hadden, Esq., Daniel, Hadden & Alford, PC, 202 N. Lewis Street, LaGrange, Georgia 30240 at 10:00 A.M. (local time) on the Closing Date, unless an alternative time and place are mutually agreed upon by the parties. Purchaser shall have the right to extend the time for Closing until 10:00 A. M. (local time) on March 3, 2005, but only if (i) First Montauk Securities Corp., of  Parkway 109 Office Center, 328 Newman Springs Road, Red Bank, New Jersey 07701 (“First Montauk”), gives Purchaser written notice not later than three (3) days prior to February 1, 2005 that First Montauk will be unable to provide Purchaser with the funds needed by Purchaser to close the purchase contemplated hereunder by February 1, 2005, (ii) upon receipt of such notice from First Montauk Purchaser immediately gives written notice of Purchaser’s exercise of this right of extension to Asset Seller, along with a copy of the written notice from First Montauk, and (iii) Purchaser deposits with the Escrow Agent named in the Escrow Agreement, on or before February 1, 2005, an amount of the Purchaser’s common stock having a value as of the date of deposit of One Hundred Thousand and 0/100 Dollars ($100,000.00) as additional Escrow Money, which additional stock shall also be nonrefundable, to be held and distributed in accordance with this Agreement and the Escrow Agreement as if originally a part of the Escrow Money. For purposes of this Agreement such additional stock shall be deemed to have a value of One Dollar ($1.00) per share.

(b)

Documents to be Delivered by Asset Seller to Purchaser at the Closing.  At the Closing, Asset Seller shall execute and deliver (or cause to be executed and delivered), or deliver or cause to be delivered, as applicable, the following to Purchaser:

(i)

Bill of Sale transferring all Assets sold by Asset Seller to Purchaser in form reasonably required by Purchaser’s attorney;

(ii)

Title certificates covering the Vehicles, duly executed for transfer;

(iii)

Certificate of Asset Seller dated the Closing Date signed by a duly authorized officer of Asset Seller to the effect that all of the representations and warranties made by Asset Seller in this Agreement remain in all respects true and correct as of the Closing and to the effect that Asset Seller has performed and satisfied in all respects all covenants and conditions required by this Agreement to be performed or satisfied by Asset Seller on or prior to Closing;

(iv)

[RESERVED];

(v)

Copies of Resolutions of the Board of Directors and shareholders of Asset Seller, certified as true and correct by the Secretary of Asset Seller, authorizing and approving the execution, delivery and performance of this Agreement by Asset Seller and the sale of the Assets hereunder, and a certificate of the Secretary of Asset Seller, dated the Closing Date, certifying that such resolutions were duly adopted and are in full force and effect at such date and setting forth the incumbency of each person executing this Agreement or any other document or agreement on Asset Seller’s behalf;

(vi)

Certificate of the Secretary of Asset Seller dated the Closing Date, certifying the continued validity and effectiveness of the Resolutions of the Board of Directors and shareholders of Asset Seller described in Section 20(b)(v) hereof and the incumbency of each officer of Asset Seller;

(vii)

A written termination of the Lease between the Asset Seller and the Real Property Seller with respect to the Premises.

(viii)

For no additional consideration, all outstanding and issued shares of Pine Mountain Wild Animal Park, Inc., a corporation organized for the sole purpose of precluding the reservation by another party of the name “Pine Mountain Wild Animal Park, Inc.” as the name of a corporation in Georgia.

(c)

Documents and other Items to be Delivered by Purchaser to Asset Seller at the Closing.  At the Closing, Purchaser shall execute and deliver (or cause to be executed and delivered), or deliver or cause to be delivered, as applicable, the following to Asset Seller:

(i)

collected funds made payable to the order of Asset Seller in the amount of the portion of the Purchase Price to be paid at Closing;

(ii)

the Consulting Agreement, the Note, the Security Agreement and the Security Deed, together with appropriate UCC-1 or similar forms as may be requested by Asset Seller’s counsel to evidence the lien described in the Security Agreement;

(iii)

copies of resolutions of the Board of Directors of Purchaser, certified as true and correct by the Secretary of Purchaser, authorizing and approving the execution of this Agreement by Purchaser and the purchase of the Assets hereunder and authorizing and approving the execution of the Consulting Agreement, the Note, the Security Agreement and the Security Deed and all other agreements, documents and instruments required under this Agreement;

(iv)

certificate of the Secretary of Purchaser dated the Closing Date, certifying the continued validity and effectiveness of the Resolutions of the Board of Directors and shareholders of Purchaser described in Section 20(c)(iii) hereof and the incumbency of each officer of Purchaser;

(v)

the Employment Agreements with Jason Hutcherson and Philip Michael Miller as  described in Section 19(b)(vi) hereof.

(d)

Additional Actions.  At Closing, the Initial Escrow Deposit shall be applied against the Purchase Price and the Escrow Stock shall be returned to the Purchaser (subject to the Purchaser’s payment in full of the portion of the Purchase Price to be paid by the Purchaser at Closing).  Each party shall perform at the Closing any further acts and shall execute and deliver any additional documents that may be reasonably necessary to carry out the provisions of this Agreement and any other agreements contemplated hereby.

21.

OPINION OF ASSET SELLER’S COUNSEL.  Asset Seller shall cause to be delivered to Purchaser an opinion from counsel to Asset Seller, in form and substance reasonably satisfactory to Purchaser and its counsel, to the effect that:

(i)

Asset Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Georgia, and has all requisite power and authority to carry on its business as it is presently being conducted and to own its properties.

(ii)

The execution, delivery and performance of this Agreement by Asset Seller does not conflict with any provision of any applicable law and that the execution of this Agreement by Asset Seller and the consummation of the transactions contemplated hereby to be performed by Asset Seller are not subject to the approval or consent of any governmental, regulatory or administrative agency or instrumentality.

(iii)

Neither the execution of this Agreement nor the consummation of the transactions contemplated herein will result in the creation of any lien, charge or encumbrance on any of the properties or assets of Asset Seller.

(iv)

This Agreement and each of the related agreements and instruments have been duly executed and delivered by Asset Seller, and each such agreement and instrument constitutes a legal, valid and binding obligation of Asset Seller enforceable in accordance with their terms, subject to the limitations imposed by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.

(v)

No action or proceeding has been instituted or threatened prior to or at Closing before any court or governmental agency or instrumentality that would enjoin or make illegal the transactions contemplated hereunder and no litigation, proceeding or governmental investigation is pending or, to its best Knowledge, threatened against or relating to Asset Seller.

22.

OPINION OF PURCHASER’S COUNSEL.  Purchaser shall cause to be delivered to Asset Seller an opinion from counsel to Purchaser, in form and substance reasonably satisfactory to Asset Seller and its counsel, to the effect that:

(i)

Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, is qualified to do business in Georgia, and has all requisite power and authority to carry on its business as it is presently being conducted and to own its properties.

(ii)

The execution, delivery and performance of this Agreement by Purchaser does not conflict with any provision of any applicable law and the execution of this Agreement by Purchaser and the consummation of the transactions contemplated hereby to be performed by Purchaser are not subject to the approval or consent of any governmental, regulatory or administrative agency or instrumentality.

(iii)

Neither the execution of this Agreement nor the consummation of the transactions contemplated herein will result in the creation of any lien, charge or encumbrance on any of the properties or assets of Purchaser, except for the liens contemplated by the Security Agreement and the Security Deed.

(iv)

This Agreement and each of the related agreements and instruments, including the Note, the Security Agreement, the Security Deed and the Consulting Agreement, have been duly executed and delivered by Purchaser, and each such agreement and instrument constitutes a legal, valid and binding obligation of Purchaser enforceable in accordance with their terms, subject to the limitations imposed by applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and by general principles of equity.

(v)

No action or proceeding has been instituted or threatened prior to or at Closing before any court or governmental agency or instrumentality that would enjoin or make illegal the transactions contemplated hereunder and no litigation, proceeding or governmental investigation is pending or, to its best Knowledge, threatened against or relating to Purchaser.

23.

INDEMNIFICATION.

(a)

Indemnification by Asset Seller .  In addition to all other indemnities provided for elsewhere in this Agreement or any other agreement between the parties, Asset Seller shall indemnify and hold harmless Purchaser and its officers, directors, employees and agents (collectively, “Purchaser’s Indemnified Parties”) from and against all claims, costs, expenses, damages, losses, taxes, penalties or liabilities of any nature (including, without limitation, reasonable attorneys’ fees) (collectively, “Indemnity Claims” and, individually, “Indemnity Claim”) incurred by or assessed or alleged against Purchaser’s Indemnified Parties which arise out of, result from, relate to or allege any of the following:

(i)

the breach of this Agreement by Asset Seller including, without limitation, all covenants contained herein, or the untruthfulness or inaccuracy of any representation or warranty made by it herein or in any exhibit or schedule hereto;

(ii)

the operation of the Business prior to and including the Closing Date including, without limitation, all claims by creditors and customers of Asset Seller and any liabilities arising from or on account of any taxes of any nature;

(iii)

the failure of the Asset Seller to comply with the Bulk Transfer Act and any other law governing the transfer of corporate assets in connection with the transaction provided for in this Agreement;

(iv)

any employee benefits, including, without limitation any medical, life insurance, retirement, deferred compensation, bonus arrangement, salary or other compensation, vacation, liability or other benefits or obligations for or with respect to any former, retired, current or deceased employee of Asset Seller or their dependents or other beneficiaries relating to any period prior to and including the Closing Date, regardless of the date such benefit or obligation might have actually vested or vest;

(v)

the failure of Asset Seller to pay all sales taxes relating to the Business, including sales taxes accrued prior to Closing with respect to the operation of the Business by Asset Seller.

This indemnity shall survive this Agreement and the Closing hereunder solely to the extent discussed in Section 23(c) hereof, and shall not be construed to be limited or to otherwise restrict any other right, remedy or cause of action Purchaser’s Indemnified Parties may have against Asset Seller.

(b)

Indemnification by Purchaser.  In addition to all other indemnities provided for elsewhere in this Agreement or any other agreement between the parties, Purchaser shall indemnify and hold harmless Asset Seller and its officers, directors, employees, shareholders and agents (sometimes collectively referred to herein as “Asset Seller’s Indemnified Parties”) from and against all Indemnity Claims incurred by or assessed or alleged against Asset Seller’s Indemnified Parties which arise out of, result from, relate to or allege any of the following:

(i)

The breach of this Agreement by Purchaser including, without limitation, all covenants contained herein, or the untruthfulness or inaccuracy of any representation or warranty made by it herein or in any exhibit or schedule hereto;

(ii)

The operation of Purchaser’s business following the Closing Date; and

(iii)

Any exercise by the Purchaser or its agents of its right to access to the Premises in accordance with Section 18(a).

This indemnity shall survive this Agreement and the Closing hereunder solely to the extent discussed in Section 23(d) hereof, and shall not be construed to be limited or to otherwise restrict any other right, remedy, or cause of action Asset Seller’s Indemnified Parties may have against Purchaser.  However, notwithstanding anything to the contrary contained herein, the obligation of Purchaser to indemnify with respect to any claims arising out of Section 23(b)(iii) shall survive any termination of this Agreement.

(c)

Limitations on Liability – Asset Seller .  Asset Seller will have no liability (for indemnification or otherwise) with respect to the matters described in Section 23(a) hereof unless Purchaser notifies Asset Seller of such liability on or prior to the dates set out below:

(i)

no later than ten (10) years after the Closing Date, with respect to claimed breaches of the representations and warranties of  Section 12(a), Section 12(e) and Section 12(f);

(ii)

no later than six (6) years and one hundred twenty (120) days after the Closing Date with respect to claimed breaches of the representations and warranties of Section 12(h) and Section 12(l); and

(iii)

no later than two (2) years and one hundred twenty (120) days after the Closing Date, with respect to any other claims.

(d)

Limitation on Liability – Purchaser.  Purchaser will have no liability (for indemnification or otherwise) with respect to the matters described in Section 23(b) hereof unless Asset Seller notifies Purchaser of such liability on or prior to the dates set out below:

(i)

no later than ten (10) years after the Closing Date, with respect to claimed breaches of the representations and warranties of  Section 13(a) and Section 13(e);

(ii)

no later than two (2) years and one hundred twenty (120) days after the Closing Date, with respect to any other claims;

provided, however, that the limitations of this Section 23(d) do not apply to, and there shall be no limitation of time for giving notice of claims respecting, (i) claims for breaches of , or defaults with respect to, the Purchaser’s obligations under the Note, the Security Deed, the Security Agreement, or the Consulting Agreement, (ii) claims made with respect to  the obligation of Purchaser to indemnify with respect to any claims arising out of Section 23(b)(ii), and/or (iii) claims made with respect to Purchaser’s obligation to indemnify Asset Seller under Section 23(b)(iii), all of which shall be subject to no time limitation.

(e)

Settlement of Third Party Claims.

(i)

If an Indemnity Claim that is covered by Section 23(a) hereof is made against any of Purchaser’s Indemnified Parties, Purchaser shall give written notice of such Indemnity Claim to Asset Seller and, with such notice, provide to Asset Seller a copy of the document(s) comprising the Indemnity Claim.  The failure of Purchaser to give Asset Seller such notice timely shall not reduce or relieve Asset Seller of its indemnification obligations unless Asset Seller is materially prejudiced by such failure and then only to the extent of such prejudice.  Asset Seller shall have ten (10) business days from the receipt of such notice to give written notice to Purchaser of their intention to defend such Indemnity Claim on behalf of Purchaser’s Indemnified Parties (the “Indemnity Acknowledgement Period”).

(ii)

If notice to defend is given by Asset Seller within the Indemnity Acknowledgement Period, Asset Seller shall have the right to compromise or defend any such Indemnity Claim through counsel reasonably acceptable to Purchaser and at Asset Seller’s own expense.  If Asset Seller undertakes to defend any such Indemnity Claim, Asset Seller shall promptly provide Purchaser with copies of all pleadings and filings pertinent to the Indemnity Claim and shall permit Purchaser’s Indemnified Parties’ counsel, at Purchaser’s expense, to participate in, but not control, the defense of such Indemnity Claim.  Except with the prior written consent of Purchaser, Asset Seller shall not in the defense of any such Indemnity Claim consent to the entry of any judgment (other than a judgment of dismissal on the merits without costs) or enter into any settlement that (A) does not include as an absolute and unconditional term thereof the giving by the claimant to Purchaser’s Indemnified Parties of a full and final release from all liability and damages in respect of such Indemnity Claim or (B) admits fault or liability on any of Purchaser’s Indemnified Parties part, or (C) imposes injunctive relief against Purchaser’s Indemnified Parties or requires Purchaser’s Indemnified Parties to enter into a consent decree.

(iii)

If any Indemnity Claim that is covered by Section 23(b) hereof is made against any of Asset Seller’s Indemnified Parties, the foregoing provisions of this Section 23 shall apply to such Indemnity Claim, but with all references to the parties, the references to Sections 23(a) or 23(b) hereof, as applicable, and the references to Sections 23(c), 23(d) or 23(e) hereof, as applicable, being reversed (it being the intent of the parties that Asset Seller’s Indemnified Parties have the same rights and obligations with respect to indemnification hereunder as Purchaser’s Indemnified Parties).

(f)

Deductibles.  The Asset Seller shall not be required to indemnify the Purchaser unless (and only to the extent that) the aggregate amount of the agreed to or adjudicated Indemnity Claims against the Asset Seller exceeds $5,000.00.

(g)

Caps.  The Asset Seller shall not be obligated to make indemnification payments pursuant to this Agreement which in the aggregate exceed one hundred percent (100%) of the Purchase Price.  However, this paragraph will not apply to any breach of any of the Asset Seller’s* representations and warranties of which the Asset Seller had Knowledge at any time prior to the date on which such representation and warranty is made or any intentional breach by a Seller of any covenant or obligation hereunder.

24.

CONFIDENTIALITY.

(a)

Pre-Closing Confidentiality Matters. Between the date of this Agreement and the Closing Date, the provisions of this Section 24(a) shall apply:

(1) Non-disclosure, Press Releases, Public Announcements, etc. Neither party shall disclose, disseminate or communicate any confidential, non-public or proprietary information disclosed by either party to the other party hereunder, use any such information for any purpose other than evaluating or consummating the transactions contemplated hereby or appropriate any such information to its use or benefit or to the use or benefit of any third party.  For purposes of this Agreement, (i) the use by Purchaser of the Confidential Information to secure financing and investment and in anticipation of the development of the business to be conducted by the Purchaser on the Real Property following the Closing and (ii) the use of such information in making any filing or obtaining any consent or approval required for the consummation of the transactions contemplated hereby shall be deemed to be for the purpose of evaluating or consummating the transactions contemplated hereby, and the Purchaser is expressly authorized to use the Confidential Information for such purposes.  Except as expressly permitted by this Section 24, neither party nor its affiliated entities, and their successors, officers, directors, employees and agents, shall disclose to any third party the terms of this Agreement, financial or otherwise, or the fact that the parties have entered into this Agreement without the prior written consent of the other party.  No party shall issue any press release or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the Purchaser and the Asset Seller; provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law (in which case the disclosing party will use its best efforts to advise the other party prior to making the disclosure).

(2) Additional Restrictions.  Cumulative with, and not in limitation of the foregoing, prior to the Closing Date, (A) the Purchaser will treat and hold as such all of the Confidential Information and refrain from using any of the Confidential Information except in connection with this Agreement; (B) without the Asset Seller*’s prior written consent, the Purchaser will not (i) disclose, in whole or in part, the same to any other person (other than to the representatives of the Purchaser who need access to any such materials or information for purposes in connection with this Agreement), or (ii) use any Confidential Information in any way directly or indirectly detrimental to the Asset Seller; (C) the Purchaser shall be responsible for ensuring that all of its representatives adhere to the terms of the undertakings of this Section 24(a)(2) as if such parties were original parties hereto; (D) the Purchaser will deliver promptly to the Asset Seller or destroy, at the request and option of the Asset Seller, all tangible embodiments (and all copies) of the Confidential Information which are in its possession; (E) in the event that the Purchaser is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, the Purchaser will notify the Asset Seller promptly of the request or requirement so that the Asset Seller or the Asset Seller may seek an appropriate protective order or waive compliance with the provisions of this Section 24(a); (F) if, in the absence of a protective order or the receipt of a waiver hereunder, the Purchaser is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, the Purchaser may disclose the Confidential Information to the tribunal; provided, however, that the Purchaser shall use his or its best efforts to obtain, at the request and expense of the Asset Seller, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Asset Seller shall designate.

(3) Exception for Retention of Employees. A reasonable disclosure by either the Asset Seller or the Purchaser to any current employees of the Asset Seller of the possibility of the sale of the Assets to Purchaser shall not be deemed to be a violation of this Section 24(a) if such disclosure is made for the purposes of (i) retaining such employee until the Closing occurs, (ii) providing assurances to such employee that his or her services will be desired until or following the Closing, or (iii) otherwise preserving or maintaining the Business until and after the Closing.

(b)

Post-Closing Confidentiality Matters.  In the event the Closing occurs, then from and after the Closing, the restrictions contained in Section 24(a) shall no longer apply, except that any Confidential Information which is financial information concerning the Asset Seller’s financial condition or income, including, without limitation the Asset Seller’s books and records, tax returns, tax records, general ledger and financial statements, shall remain subject to the provisions of Section 24(a) for the longest period permitted by applicable law, and upon the Closing Date the Purchaser will deliver promptly to the Asset Seller or destroy, at the request and option of the Asset Seller, all tangible embodiments (and all copies) of the information described in this Section 24(b).

(c)

No Closing.   If the transactions contemplated hereby are not consummated, the Purchaser will promptly return to Asset Seller, or at the option of Asset Seller destroy, as much of such Confidential Information that is written information as the Asset Seller may reasonably request.

(d)

Enforcement.  Without prejudice to any other rights or remedies the Asset Seller may have, the Purchaser acknowledges and agrees that money damages would not be an adequate remedy for any breach of this Section 24 and that the Asset Seller shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of this Section 24.  Purchaser’s obligations contained in this Section are cumulative with, and not in limitation of, any prior confidentiality agreement Purchaser has executed in favor of Asset Seller, and such obligations of Purchaser shall survive any termination of this Agreement.

(e)

Confidential Information.  For purposes hereof, the term “Confidential Information” means any written, oral, or other information obtained in confidence by the Purchaser from the Asset Seller or its shareholders, employees or officers in connection with this Agreement or the transactions contemplated hereby (and the parties agree in connection herewith that all information so provided to the Purchaser in connection with the transactions contemplated hereby has been obtained in confidence by the Purchaser), unless such information is already known to the Purchaser or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of the Purchaser.

25.

CONSULTING AGREEMENT WITH RONALD E. SNIDER.  Upon consummation of the Closing, Purchaser shall enter into a consulting agreement with Ronald E. Snider in form and substance attached hereto as Exhibit G, incorporated herein and made a part hereof (the “Consulting Agreement”) for a term of three (3) years following the Closing. Purchaser shall pay Ronald E. Snider a  consultant’s fee of  Three Hundred Thousand Dollars ($300,000.00) during the term of the Consulting Agreement as provided therein. Such amount will be payable in equal monthly increments of $8,333.33 on the first day of each month during said three (3) year period ($4,163.33 in cash and $4,160.00 in Purchaser’s common stock). For purposes of this provision, each share of Purchaser=s common stock shall be deemed to have a value of $1.00, notwithstanding the actual value thereof at any pertinent time.

26.

ACCESS TO RECORDS AND PREMISES.  The Asset Seller shall be entitled to reasonable access to the records related to the conduct of the Business prior to Closing at reasonable times during Purchaser’s normal business hours following the Closing in the event Asset Seller becomes the subject of any claim to which such records relate or in connection with the defense of an Indemnity Claim.

27.

TERMINATION.  The Parties may terminate this Agreement as provided below:

(a)

Mutual Consent.  The Purchaser and the Asset Seller may terminate this Agreement by mutual written consent at any time prior to the Closing.

(b)

Purchaser Termination.  The Purchaser may terminate this Agreement

(i)

by giving written notice to the Asset Seller on or before December 1, 2004 that Purchaser’s certified public accountants have determined that the Asset Seller’s actual EBITDA for any completed calendar year prior to Closing is less than an amount which is ninety percent (90%) of EBITDA as shown by the financial statements of Asset Seller for such year which Asset Seller has provided to Purchaser prior to the execution of this Agreement; or

(ii)

by giving written notice to the Asset Seller at any time prior to the Closing in the event (A) the Asset Seller has breached any material representation, warranty, or covenant contained in this Agreement or in the Real Property Purchase Agreement in any material respect and (B) the Purchaser has notified the Asset Seller of the breach, and (C) the breach has continued without cure for a period of thirty (30) days after the notice to Asset Seller of the breach; or

(iii)

if the Closing shall not have occurred on or before February 1, 2005 by reason of the failure of any condition precedent under Section 19(a) hereof (unless the failure results primarily from the Purchaser itself breaching any representation, warranty, or covenant contained in this Agreement).

If Purchaser shall not have given notice of termination to Asset Seller for the reason set forth in Section 27(b)(i) on or before December 1, 2004, then Purchaser’s right to terminate this Agreement pursuant to Section 27(b)(i) shall be deemed to be waived for all purposes of this Agreement, the Escrow Agreement, and the Real Property Purchase Agreement. For purposes of this paragraph, the term “EBITDA” means Asset Seller’s earnings determined in accordance with the income tax basis of accounting before any reduction or allowance for interest, taxes, depreciation or amortization expense.

(c)

Asset Seller Termination.   The Asset Seller may terminate this Agreement by giving written notice to the Purchaser at any time prior to the Closing

(i)

in the event the Purchaser has breached any material representation, warranty, or covenant contained in this Agreement or in the Real Property Purchase Agreement in any material respect, the Asset Seller has notified the Purchaser of the breach, and the breach has continued without cure for a period of thirty (30) days after the notice of breach or

(ii)

if the Closing shall not have occurred on or before February 1, 2005 by reason of the failure of any condition precedent under Section 19(b) hereof (unless the failure results primarily from the Asset Seller itself breaching any representation, warranty, or covenant contained in this Agreement).

(d)

Effect of Termination.  If any party terminates this Agreement pursuant to Section 27(a) above, no party shall have any further obligation to any other Party, except (i) no termination of this Agreement under any provision of this Section 27 shall prejudice any claim any party may have under this Agreement or under the Escrow Agreement that arises prior to the effective date of such termination, and (ii) termination of this Agreement shall not terminate or otherwise affect the rights and obligations set forth in Section 23(b)(iii) respecting certain indemnification obligations arising out of Purchaser’s access to the Premises and the Assets, which obligations shall survive termination as independent obligations. Upon any termination by Purchaser under Section 27(b), the Escrow Money shall be returned to the Purchaser. Upon any termination other than a termination by the Purchaser under Section 27(b), the Escrow Money shall be delivered to the Asset Seller (and the Real Property Seller). It is the parties’ intent, and each of the parties hereby acknowledges, that the Escrow Money is not refundable to the Purchaser except in the case of a termination of this Agreement by the Purchaser as permitted by Section 27(b), and in all other cases the Escrow Money shall be delivered to, and belong to, the Asset Seller (and the Real Property Seller).

(e)

Termination if Closing Does Not Occur by Closing Date.  Subject only to the right of a party to cure any default hereunder during thirty (30) days following the giving of notice of any default hereunder, any party may terminate this Agreement, in its sole discretion:

(i)

if the Closing has not occurred by February 1, 2005 and if Purchaser has not validly exercised its right to extend the time for Closing in accordance with the last sentence of Section 20(a), or

(ii)

if the Closing has not occurred by March 3, 2005 if Purchaser has validly exercised its right to extend the time for Closing in accordance with the last sentence of Section 20(a).

28.

GENERAL PROVISIONS.

(a)

Assignment.  This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns.  No party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Purchaser and the Asset Seller; provided, however, that no assignment by a party hereunder shall relieve such party of its obligations or liabilities under this Agreement.

(b)

Amendment.  Neither this Agreement nor any term or provision hereof may be changed, modified, waived, discharged or terminated orally or in any manner other than by instrument in writing signed by the party against whom the enforcement of such change, modification, waiver, discharge or termination is sought.

(c)

Binding Effect.  This Agreement shall be binding only when signed by all of the parties hereto.  Upon such execution, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, assigns, heirs, and personal representatives.

(d)

Necessary Action.  Each party shall perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

(e)

Notice.  Any notice required or permitted to be given hereunder shall be deemed to have been given when personally delivered or deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid and properly addressed to the respective party to whom such notice relates at the following addresses:

TO PURCHASER:

Great American Family Parks, Inc.

208 South Academy Avenue

Suite 130

Eagle, Idaho   83616

Attn:  Mr. Larry L. Eastland

with a copy to:

John L. Runft, Esq.

Runft Law Offices, PLLC

1020 West Main Street

Suite 400

Boise, Idaho  83702

TO ASSET SELLER:

Mr. Ronald E. Snider

P. O. Box 1141

Pine Mountain, Georgia 31822

with a copy to:

Wayne Hadden, Esq.

Daniel, Hadden & Alford, P. C.

202 North Lewis Street

LaGrange, Georgia 30240

or at such alternate addresses as shall be specified by notice given in the manner herein provided.

(f)

Captions.  The captions or headings in this Agreement are made for convenience and general reference only and shall not be construed to describe, define or limit the scope or intent of the provisions of this Agreement.

(g)

Submission to Jurisdiction.  Each of the parties submits to the jurisdiction of any of the State Court or Superior Court of Troup County, Georgia and the Federal District Court for the Northern District of Georgia, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

(h)

Costs.  If either party initiates any action or proceeding (including any arbitration) to enforce any of its rights hereunder or to seek damages for any violation hereof, then, in addition to all other remedies that may be granted, the prevailing party shall be entitled to recover reasonable attorneys’ fees and all other costs that it may sustain in connection with such action or proceeding.

(i)

Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(j)

Governing Law.  This Agreement shall be deemed to be a contract made under and governed by the internal laws of the State of Georgia without giving effect to its choice of law rules.

(k)

Including.  Whenever terms such as “include” or “including” are used in this Agreement, they shall mean “include” or “including” without limiting the generality of any description or word preceding such term.

(l)

Severability.  If any provision of this Agreement conflicts with the law under which this Agreement is to be construed and if a court of competent jurisdiction should declare such provision to be unenforceable or void as unreasonable, such provision shall be deleted from this Agreement and the remaining provisions hereof shall remain in full force and effect to the extent such court does not declare them to be unreasonable or unenforceable.

(m)

Access to Counsel.  This Agreement has been drafted by counsel for Asset Seller as a convenience to the parties only and shall not, by reason of such action, be construed against Asset Seller or any other party.  Purchaser acknowledges that it has had full opportunity to review this Agreement and have had access to counsel of its choice to the extent it deems necessary in order to interpret the legal effect hereof.

(n)

Exhibits. All exhibits, schedules and attachments referred to in this Agreement are deemed to be attached to this Agreement and incorporated by reference herein.  Except as otherwise defined therein, capitalized words that appear in the schedules referred to herein have the meanings assigned to such words in this Agreement.

(o)

Entire Agreement.  This Agreement, the Exhibits and Schedules attached hereto constitute the entire agreement and understanding between the parties with respect to the subject matter hereof and supersede all prior and contemporaneous agreements and understandings with respect to the subject matter hereof.  There are no agreements, understandings, warranties or representations between the parties hereto other than those set forth herein and in such Exhibits, Schedules, documents and instruments.

(p)

No Third-Party Beneficiaries.  This Agreement shall not confer any rights or remedies upon any party other than the parties hereto and their respective successors and permitted assigns.

[Signatures appear on following page]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

ASSET SELLER:

Ron Snider & Associates, Inc.

By:  /s/ Ronald E. Snider

Name:

Ronald E. Snider

Title:

President

PURCHASER:

GREAT AMERICAN FAMILY PARKS, INC.

By: /s/ Larry L. Eastland

Title:_____________ __

EXHIBIT A

THE PREMISES

All that tract or parcel of land lying and being in Land Lots nine (9) and ten (10) of the Fourth Land District and Land Lots one hundred thirty seven (137) and one hundred seventy (170) of the Third Land District of Troup County, Georgia, containing 193.201 acres, and being more particularly described on a plat of survey entitled “Survey for Pine Mountain Wild Animal Park” dated as of April 27, 2000, prepared by James Stothard, Georgia Registered Land Surveyor Number 2321 and bearing the designation “CAD File: Snyder3.” Said plat of survey is incorporated herein and made a part hereof for purposes of a more complete description.

EXHIBIT B

THE REAL PROPERTY

A parcel of land located in Land Lots 137 and 170 of the 3rd Land District, and Land Lots 8,

9, 10, 25 and 26 of the 4th Land District, all in Troup County, Georgia, said parcel being more particularly described as follows:

Commencing at the intersection of Oak Grove Road and Tucker Road located in Land Lot

10 of the 4th Land District, Troup County, Georgia:

THENCE South 28 degrees 04 minutes 4l seconds East for a distance of 76.37 feet to an Iron

Pin Found on the Southerly right-of-way of  Oak Grove Road and the POINT OF

BEGINNING of the parcel herein described;

THENCE along the Southerly right-of-way of Oak Grove Road on a curve to the left having a radius of 460.70 feet and an arc distance of 178.10 feet, said arc being subtended by a chord of South 68 degrees 38 minutes 48 seconds East for a distance of 176.99 feet to an Iron Pin Found;

THENCE continuing along said right-of-way South 78 degrees 16 minutes 25 seconds East for a distance of 418.55 feet to an Iron Pin Found;

THENCE leaving said right-of-way South 00 degrees 04 minutes 25 seconds East for a distance of 665.57 feet to an Iron Pin Found;

THENCE South 70 degrees 50 minutes 38 seconds East for a distance of 355.42 feet to an Iron Pin Found;

THENCE South 02 degrees 12 minutes 25 seconds West for a distance of 494.00 feet to an Iron Pin Found;

THENCE South 87 degrees 57 minutes 18 seconds East for a distance of 300.63 feet to an Iron Pin Found;

THENCE South 02 degrees 06 minutes 24 seconds West for a distance of 2412.16 feet to an Iron Pin Found;

THENCE North 88 degrees 32 minutes 40 seconds West for a distance of 1243.84 feet to an Iron Pin Found on Land Lot Line 137 of the 3rd Land District and Land Lot Line 9 of the 4th

Land District of Troup County, Georgia;

THENCE South 02 degrees 05 minutes 25 seconds West for a distance of 197.06 feet to an Iron Pin Found on the Southerly right-of-way of a 100 foot Georgia Power Line easement;

THENCE continuing South along said Land Lot Line to the centerline of Turkey Creek and a Point as shown on a plat for Andrew M. Taylor dated 2-18-2004 by P.C. Flynn and noted as “D”;

THENCE continuing along the centerline of Turkey Creek in a Westerly direction to a Point, “C’ as shown on said Andrew M. Taylor plat;

THENCE Southerly along the Easterly property line of Andrew M. Taylor to a Point on the South Land Lot Line of Land Lot 9 of the 4th Land District and North Land Lot Line of Land Lot 8 of the 4th Land District;

THENCE in a Westerly direction along said Land Lot Line and Northerly property line of Andrew M. Taylor to the Southwest Corner of Land Lot 9 of the 4th Land District;

THENCE Northerly along the Westerly Land Lot Line 9 to the Centerline of Turkey Creek; THENCE following Turkey Creek in a Northwesterly direction to a Point on the Easterly right-of-way of Floyd Road, having an 80 foot right-of-way;

THENCE continuing along the Easterly right-of-way of Floyd Road in a Northerly direction to the Southwest property corner of Byron Butts, Sr.;

THENCE easterly along the Southerly property line to the Southeast property corner of Byron Butts, Sr.;

THENCE in a Northerly direction along the Easterly property line of Byron Butts, Sr. to a Point on the Southerly right-of-way of Oak Grove Road, having an 80 foot right-of-way;

THENCE continuing along Oak Grove Road in a Easterly direction to the Northwesterly corner of Tract 3 as shown on a plat recorded in Plat Book 33, Page 226 of the Troup County, Georgia records;

THENCE in a Southerly direction along the Westerly property line of Tract 3 to the Southwest corner of Tract 3;

THENCE in an Easterly direction along the southerly line of Tract 3 and a portion of Tract 2 as shown on a plat recorded in Plat Book 33, Page 226 of the Troup County, Georgia records to the Northwest corner of the Oak Grove Congregational Christian Church property as shown on plat recorded in Plat Book 24, Page 61 of the Troup County, Georgia records;

THENCE in a Southerly direction along the Westerly property line of the Oak Grove Congregational Christian Church property to an Iron Pin Found at the centerline of Murphy Cemetery Road;

THENCE South 72 degrees 26 minutes 16 seconds East for a distance of 13.24 feet to an Iron Pin Found on the Southeasterly right-of-way of Murphy Cemetery Road;

THENCE continuing along said right-of-way North 17 degrees 33 minutes 44 seconds East for a distance of 144.22 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 23 degrees 20 minutes 44 seconds East for a distance of 132.31 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 53 degrees 28 minutes 44 seconds East for a distance of 232.63 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 66 degrees 23 minutes 44 seconds East for a distance of 250.03 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 78 degrees 43 minutes 44 seconds East for a distance of 473.06 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 87 degrees 09 minutes 44 seconds East for a distance of 229.08 feet to an Iron Pin Found;

THENCE continuing along said right-of way North 77 degrees 12 minutes 44 seconds East for a distance of 13.45 feet to an Iron Pin Found;

THENCE leaving said right-of-way South 02 degrees 02 minutes 03 seconds West for a distance of 213.54 feet to an Iron Pin Found;

THENCE North 87 degrees 38 minutes 05 seconds East for a distance of 214.99 feet to an Iron Pin Found;

THENCE North 02 degrees 08 minutes 50 seconds East for a distance of 203.52 feet to an Iron Pin on the Southerly right-of-way of Oak Grove Road and The POINT OF BEGINNING.

Said property contains approximately +/- 516 acres, but expressly excludes approximately 25 non-contiguous acres which is separated from the other land by Floyd Road.

EXHIBIT C

THE NOTE

PURCHASE MONEY PROMISSORY NOTE

_________ 1, 2005

$350,000.00

LaGrange, Georgia

FOR VALUE RECEIVED, Great American Family Parks, Inc. (the "Purchaser"), promises to pay to the order of Ron Snider & Associates, Inc. (herein the "Seller" and, along with each subsequent holder of this Note, referred to as the "Holder"), the principal sum of Three Hundred Fifty Thousand and 0/100 DOLLARS ($350,000.00), with interest on the outstanding principal balance of this Note from the date hereof until fully paid at a simple interest rate of seven and one-half percent (7.5%) per annum, as hereinafter provided.

1. This Note shall be payable in eighty-three (83) consecutive monthly installments of principal and interest in the amount of $5,368.40 each, commencing on the first day of _____, 2005, and continuing on the first day of each successive month thereafter, with a final payment of all unpaid principal hereof, and accrued and unpaid interest hereon, being due on _______ 1, 2012.

2.  Interest shall be calculated on the basis of three hundred and sixty (360) days per year for the actual number of days elapsed.

3.  The principal hereof and interest hereon shall be payable in lawful money of the United States of America, at P. O. Box 1141, Pine Mountain, Georgia 31822, or at such other place as the Holder hereof may designate in writing to the Purchaser. The Purchaser may prepay this Note in full or in part at any time without notice, penalty, prepayment fee, or payment of unearned interest. All payments hereunder received from the Purchaser by the Holder shall be applied first to interest to the extent then accrued and then to principal, in inverse order of maturity.

4. This Note is secured by (i) a Deed to Secure Debt of even date herewith and executed by the Purchaser in favor of the Holder and others conveying real property lying and being in Troup County, Georgia (the “Security Deed”) and (ii) a Security Agreement of even date herewith in favor of the Holder and others and the Purchaser granting to the Holder a security interest in certain personal property (the “Security Agreement”) to each of which reference is hereby made.

5. If:

(i) an Event of Default, as that term is defined either in the Security Deed or in the Security Agreement, or both, should occur; or

(ii) any installment of principal and interest hereunder shall not be paid within thirty (30) days after the due date thereof; or

(iii) during any period of twelve (12) consecutive calendar months Grantor shall have failed to pay when due three (3) or more installment payments hereunder;

then and in any of said events, the Holder shall have the right to declare the unpaid principal of and accrued and unpaid interest on this Note to be forthwith due and payable. Purchaser agrees to pay a late charge of five cents ($.05) for each dollar of each and every monthly installment which is not paid when due, to help defray the added expense incurred by the Holder in handling said delinquent payment, provided that in no event shall interest be due or payable in excess of the maximum interest permitted by applicable law.

6.  The remedies of the Holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively, or together, at the sole discretion of the Holder, and may be exercised as often as occasion therefor shall arise.

7.  All parties liable for the payment of this Note agree to pay the Holder hereof reasonable attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal, or otherwise, and to indemnity and hold the Holder harmless against liability for the payment of state intangible, documentary and recording taxes, and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

8. In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Purchaser or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the Purchaser shall notify the Holder, in writing, that the Purchaser elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Purchaser not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Purchaser under applicable law.

9. No act of omission or commission of the Holder, including specifically any failure to exercise any right, remedy, or recourse, shall be effective unless set forth in a written document executed by the Holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy, or recourse as to any subsequent event.

10. The Purchaser and all sureties, endorsers, and guarantors of this Note hereby (i) waive demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit, and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof; (ii) agree to any substitution, addition, or release of any collateral or any party or person primarily or secondarily liable hereon; (iii) agree that the Holder shall not be required first to institute any suit, or to exhaust his, their, or its remedies against the Purchaser or any other person or party to become liable hereunder, or against any collateral in order to enforce payment of this Note; (iv) consent to any extension, rearrangement, renewal, or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice, consent, or consideration to any of them; and (v) agree that, notwithstanding the occurrence of any of the foregoing (except with the express written release by the Holder or any such person), they shall be and remain jointly and severally, directly and primarily, liable for all sums due under this Note.

11. Whenever used in this Note, the words "Purchaser" and "Holder" shall be deemed to include the Purchaser and the Holder named in the opening paragraph of this Note, and their respective heirs, executors, administrators, legal representatives, successors, and assigns. It is expressly understood and agreed that the Holder shall never be construed for any purpose as a partner, joint venturer, co-principal, or associate of the Purchaser, or of any person or party claiming by, through, or under the Purchaser in the conduct of their respective businesses.

12.  Time is of the essence of this Note.

13. This Note shall be construed and enforced in accordance with the laws of the State of Georgia. The Purchaser and each of the other parties, if any, liable under this Note, submits to the jurisdiction of any of the State Court or Superior Court of Troup County, Georgia and the Federal District Court for the Northern District of Georgia, in any action or proceeding arising out of or relating to this Note, the Security Deed or the Security Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  The Purchaser and any other party liable under this Note also agrees not to bring any action or proceeding arising out of or relating to this Note in any other court.

14. The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

15. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time.

IN WITNESS WHEREOF, the Purchaser has executed this instrument under seal as of the day and year first above written.

Great American Family Parks, Inc.

By: /s/ Larry L. Eastland (SEAL)

Title: ___________________________

Attest: _____________________

Title: ______________________

[CORPORATE SEAL]

EXHIBIT D

THE SECURITY DEED

After recording return to:

DANIEL, HADDEN &, ALFORD, P. C.

P. O. BOX 2249

LAGRANGE, GEORGIA  30241

DEED TO SECURE DEBT

STATE OF GEORGIA

COUNTY OF TROUP

THIS DEED TO SECURE DEBT (this “Deed”), is made this ____ day of ________, 2005, by and between Great American Family Parks, Inc. ("Grantor"), in favor of Ron Snider & Associates, Inc., Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership (collectively the "Grantee").

WITNESSETH:

WHEREAS, Grantee has as of the date hereof sold certain assets to Grantor and as part of such sale has agreed to finance a portion of the purchase price thereof in an aggregate principal amount of Two Million, Three Hundred Fifty Thousand and No/100 DOLLARS ($2,350,000.00) (the "Purchase Money Financing") pursuant to the provisions of that certain Agreement for Purchase and Sale of Assets dated as of November 8, 2004 between Grantor and Ron Snider & Associates, Inc. and that certain Real Estate Purchase Agreement dated as of November 8, 2004 between Grantor and Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership, such agreements, as the same may be amended, renewed, replaced, or extended, being incorporated herein by this reference (as amended, renewed, replaced, or extended, the "Purchase Agreements"); and

WHEREAS, Grantor is justly indebted to Grantee in the aggregate sum of Two Million, Three Hundred Fifty Thousand and No/100 DOLLARS ($2,350,000.00) in lawful money of the United States of America, and has agreed to pay the same, with interest thereon, according to the terms of (i) a promissory note given by Grantor to Ron Snider & Associates, Inc. and (ii) a promissory note given by Grantor to Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership, both of such notes being executed to evidence the Purchase Money Financing, and both of said notes bearing even date herewith and having a final maturity date of ______ 1, 2012 (such notes, as the same may be amended, renewed, replaced, or extended from time to time, being incorporated herein by this reference (and as amended, renewed, replaced, or extended, being called for purposes hereof collectively the "Notes"));

NOW, THEREFORE, in consideration of the premises and of the sum hereinabove set forth, Grantor has granted, bargained, sold, and conveyed, and by these presents does grant, bargain, sell, and convey, unto Grantee the following property, to wit:

ALL THAT TRACT OR PARCEL OF LAND lying and being in Troup County, Georgia, and being more particularly described in Exhibit A attached hereto and by this reference made a part hereof, together with all buildings, structures, and other improvements now or hereafter located on said property, or any part and parcel thereof; and all rights, title, and interest of Grantor in and to the minerals, flowers, shrubs, crops, trees, timber, and other emblements now or hereafter on said property or above the same or any part or parcel thereof; and all and singular the tenements, hereditaments, easements, and appurtenances thereunto belonging or in any wise appertaining, and the reversion or reversions, remainder and remainders, rents, issues, and profits thereof; and also all the estate, right, title, interest, claim, and demand whatsoever of Grantor of, in, and to the same and of, in, and to every part and parcel thereof; and any and all rents which are now due or may hereafter become due by reason of the renting, leasing, and bailment of the property, and the improvements thereon; and any and all awards or payments, including interest thereon, and the right to receive the same, as a result of (a) the exercise of the right of eminent domain, (b) the alteration of the grade of any street, or (c) any other injury to, taking of, or decrease in the value of, the property, to the extent of all amounts which may be secured by this Deed at the date of receipt of any such award or payment by Grantee and of the reasonable attorneys' fees, costs, and disbursements incurred by Grantee in connection with the collection of such award or payment.

TO HAVE AND TO HOLD all the aforesaid property, property rights, and claims (all of which are collectively referred to herein as the "Real Property") to the use, benefit, and behoof of Grantee, forever, in FEE SIMPLE.

Grantor warrants that Grantor has good title to the Real Property, and is lawfully seized and possessed of the Real Property and every part thereof, and has the right to convey same; that the Real Property are unencumbered except as may be expressly provided in Exhibit B attached hereto and by this reference made a part hereof; and Grantor will forever warrant and defend the title to the Real Property unto Grantee against the claims of all persons whomsoever.

This instrument is a deed passing legal title pursuant to the laws of the State of Georgia governing loan or security deeds and is not a mortgage.

This Deed is made and intended as a purchase money security deed to secure the payment of the indebtedness of Grantor to Grantee evidenced by the Notes and the Purchase Agreements in accordance with the terms thereof, together with advances by Grantee or any transferee of Grantee for the purpose of paying taxes or premiums on insurance on the Real Property or to repair or maintain the Real Property (whether or not Grantor is at that time the owner of the Real Property), and all renewal or renewals and extension or extensions of the Notes, either in whole or in part (all of which are collectively referred to herein as the "Secured Indebtedness").

Grantor covenants and agrees as follows:

1. Payment of Secured Indebtedness. Grantor shall pay to Grantee the Secured Indebtedness with interest thereon as in the Notes and this Deed provided.

2. Taxes and Insurance Premiums. Grantor shall pay, when due and payable, (i) all taxes, assessments, general or special, and other charges levied on, or assessed, placed, or made against the Real Property, this instrument, or the Secured Indebtedness or any interest of Grantee in the Real Property or the obligations secured hereby; (ii) premiums on policies of fire and other hazard insurance covering the Real Property, as required in Article 3 herein; (iii) premiums for mortgage insurance, if this Deed and the Notes are so insured; and (iv) ground rents or other lease rentals, if any, payable by Grantor. Grantor shall, from time to time upon the request of Grantee, promptly deliver to Grantee receipts showing payment in full of all of the above items. Upon notification from Grantee after any Event of Default (as hereinafter defined), Grantor shall pay to Grantee, together with and in addition to the payments of principal and interest payable under the terms of the Notes secured hereby, on the installment paying dates of the Notes, until said Notes are fully paid or until notification from Grantee to the contrary, an amount reasonably sufficient (as estimated by Grantee) to provide Grantee with funds to pay said taxes, assessments, insurance premiums, rents, and other charges next due so that Grantee will have sufficient funds on hand to pay same thirty (30) days before the date on which they become past due. In no event shall Grantee be liable for any interest on any amount paid to it as herein required, and the money so received may be held and commingled with its own funds, pending payment or application thereof as herein provided. In the event Grantee exercises its right following any such Event of Default to require Grantor to pay such charges to Grantee, Grantor shall furnish to Grantee, at least thirty (30) days before the date on which the same will become past due, an official statement of the amount of said taxes, assessments, insurance premiums, and rents next due, and Grantee shall pay said charges to the amount of the then unused credit therefor as and when they become severally due and payable. An official receipt therefor shall be conclusive evidence of such payment and of the validity of such charges. Grantee may, at its option, pay any of these charges when payable, either before or after they become past due, without notice, or make advances therefor in excess of the then amount of credit for said charges. The excess amount advanced shall become part of the Secured Indebtedness, shall bear interest at the rate of interest specified in the Notes from date of advancement, and shall be due and payable to Grantee immediately upon demand by Grantee. Grantee may apply credits held by it for the above charges, or any part thereof, on account of any delinquent installments of principal or interest or any other payments maturing or due under this instrument, and the amount of credit existing at any time shall be reduced by the amount thereof paid or applied as herein provided. The amount of the existing credit hereunder at the time of any transfer of the Real Property shall, without assignment thereof, inure to the benefit of the successor owner of the Real Property and shall be applied under and subject to all of the provisions hereof. Upon payment in full of the Secured Indebtedness, the amount of any unused credit shall be paid over to the person entitled to receive it.

3. Insurance Requirements; Damage and Destruction

(a) Grantor shall keep the Real Property insured for the benefit of Grantee against loss or damage by fire, lightning, windstorm, hail, collapse, explosion, malicious mischief, riot, riot attending a strike, civil commotion, aircraft, vehicles, and smoke and such other hazards as Grantee may from time to time require, all in amounts approved by Grantee not exceeding 100% of full replacement value; all insurance herein provided for shall be in form and written by companies approved by Grantee; and, regardless of the types or amounts of insurance required and approved by Grantee, Grantor shall assign and deliver to Grantee, as collateral and further security for the payment of the Secured Indebtedness, all policies of insurance which insure against any loss or damage to the Real Property, with loss payable to Grantee, without contribution by Grantee, pursuant to the New York Standard or other mortgagee clause satisfactory to Grantee. If Grantee, by reason of such insurance, receives any money for loss or damage,  and provided that there is then no Event of Default outstanding, such amount shall be disbursed by Grantee for the repair and restoration of the Real Property to the same or better condition as existed prior to the occurrence of any such loss or damage. If Grantor, by reason of such insurance, receives any money for loss or damage, such amount shall be delivered to Grantee and provided that there is at the time of such receipt no Event of Default outstanding, Grantee shall disburse the same for the repair and restoration of the Real Property to the same or better condition as existed prior to the occurrence of any such loss or damage. Provided, however, that notwithstanding any of the foregoing provisions of this paragraph to the contrary, if an Event of Default is outstanding at the time of such receipt Grantee may, at its option, retain and apply all or any portion of such money or proceeds toward payment of the Secured Indebtedness. Grantee shall in no event be obligated to see to the proper application of any amount paid over to Grantor.

(b) Not less than ten (10) days prior to the expiration date of each policy of insurance required of Grantor pursuant to this Article 3, and of each policy of insurance held as additional collateral to secure Secured Indebtedness, Grantor shall deliver to Grantee a renewal policy or policies marked "premium paid" or accompanied by other evidence of payment satisfactory to Grantee.

(c) In the event of a foreclosure of this Deed, the purchaser of the Real Property at foreclosure shall succeed to all the rights of Grantor, including any right to unearned premiums, in and to all policies of insurance assigned and delivered to Grantee, with respect to all property conveyed and to be conveyed by this Deed, pursuant to the provisions of this Article 3.

4. Maintenance of Real Property. Grantor shall maintain the Real Property in good condition and repair, shall not commit or suffer any waste to the Real Property, and shall comply with, or cause to be complied with, all restrictive covenants, statutes, ordinances, and requirements of any governmental authority relating to the Real Property and the use thereof or any part thereof. Grantor shall promptly repair, restore, replace, or rebuild any part of the Real Property, now or hereafter encumbered by this Deed, which may be affected by any proceeding of the character referred to in Article 6 herein. No part of the Real Property, including, but not limited to, any building, structure, parking lot, driveway, landscape scheme, timber or other ground improvement, equipment or other property, now or hereafter conveyed as security by or pursuant to this Deed, shall be removed, demolished, or materially altered without the prior written consent of Grantee. Grantor shall complete, within a reasonable time, and pay for any building, structure, or other improvement at any time in the process of construction on the property herein conveyed. Grantor shall not initiate, join in, or consent to any change in any private restrictive covenant, zoning ordinance, or other public or private restrictions limiting or defining the uses which may be made of the Real Property or any part thereof. Grantee and any persons authorized by Grantee shall have the right (but not the obligation) to enter and inspect the Real Property at all reasonable times, and access thereto shall be permitted for that purpose.

5. Further Assurances. Grantor shall execute and deliver (and pay the costs of preparation and recording thereof) to Grantee and to any subsequent holder from time to time, upon demand, any further instrument or instruments, including, but not limited to, security deeds, security agreements, financing statements, assignments, and renewal and substitution notes, so as to reaffirm, to correct, and to perfect the evidence of the obligation hereby secured and the legal security title of Grantee to all or any part of the Real Property intended to be hereby conveyed, whether now conveyed, later substituted for, or acquired subsequent to the date of this Deed and extensions or modifications thereof. Grantor, upon request, made either personally or by mail, shall certify by a writing, duly acknowledged, to Grantee or to any proposed assignee of this Deed, the amount of principal and interest then owing on the Secured Indebtedness and whether or not any offsets or defenses exist against the Secured Indebtedness, within six (6) days in case the request is made personally, or within ten (10) days after the mailing of such request in case the request is made by mail.

6. Condemnation. Notwithstanding any taking of any property herein conveyed or agreed to be conveyed, by eminent domain, alteration of the grade of any street, or other injury to, or decrease in value of, the Real Property by any public or quasi-public authority or corporation, Grantor shall continue to pay principal and interest on the Secured Indebtedness, and any reduction in the Secured Indebtedness resulting from the application by Grantee of any award or payment for such taking, alterations, injury, or decrease in value of the Real Property, as hereinafter set forth, shall be deemed to take effect only on the date of such receipt; and said award or payment may, at the option of Grantee, be retained and applied by Grantee toward payment of the Secured Indebtedness, or be paid over, wholly or in part, to Grantor for the purpose of altering, restoring, or rebuilding any part of the Real Property which may have been altered, damaged, or destroyed as a result of any such taking, alteration of grade, or other injury to the Real Property, or for any other purpose or object satisfactory to Grantee, but Grantee shall not be obligated to see to the application of any amount paid over to Grantor. If, prior to the receipt by Grantee of such award or payment, the Real Property shall have been sold on foreclosure of this Deed, Grantee shall have the right to receive said award or payment to the extent of any deficiency found to be due upon such sale, with legal interest thereon, whether or not a deficiency judgment on this Deed shall have been sought or recovered or denied, and of the counsel fees, costs, and disbursements incurred by Grantee in connection with the collection of such award or payment.

7. Information Regarding the Real Property. Grantor shall deliver to Grantee, at any time within thirty (30) days after notice and demand by Grantee but not more frequently than once per month, (a) a statement in such reasonable detail as Grantee may request, certified by Grantor, of any leases relating to the Real Property, and (b) a statement in such reasonable detail as Grantee may request, certified by a certified public accountant or, at the option of Grantee, by Grantor, of the income from and expenses of any one or more of the following: (i) the conduct of any business on the Real Property, (ii) the operation of the Real Property, or (iii) the leasing of the Real Property or any part thereof, for the last twelve (12) month calendar period prior to the giving of such notice, and, on demand, Grantor shall furnish to Grantee executed counterparts of any such leases and convenient facilities for the audit and verification of any such statement.

8. Events of Default. Each of the following events shall constitute an "Event of Default" under this Deed:

(a) should Grantor fail to pay the Secured Indebtedness or any part thereof, when and as the same shall become due and payable, and Grantor shall not have cured any such failure to pay within the time, if any, which is provided for curing the same in the notes, instruments or agreements creating or evidencing the Secured Indebtedness;

(b) should any warranty or representation of Grantor herein contained or contained in any instrument, transfer, certificate, statement, conveyance, assignment, or Purchase Agreements given with respect to the Secured Indebtedness prove untrue or misleading in any material aspect;

(c) should the Real Property be subject to actual or threatened waste, or any part thereof be removed, demolished, or materially altered so that as result thereof (i) following any exercise by Grantee of the power of sale granted herein Grantee would be unable to operate the Real Property as a wild animal park in substantially the same manner as operated prior to the execution of this Deed, or (ii) the value of the Real Property would be substantially diminished except as provided for in Article 6 herein;

(d) should any federal tax lien or claim of lien for labor or material be filed of record against Grantor or against the Real Property and not be removed by payment or bond within thirty (30) days from date of recording;

(e) should a third party successfully assert the priority of a lien, security interest, or security deed over that of this Deed;

(f) should Grantor make any assignment for the benefit of creditors, or should a receiver, liquidator, or trustee of Grantor or of any of Grantor's properties be appointed, or should any petition for the bankruptcy, reorganization, or arrangement of Grantor, pursuant to the federal Bankruptcy Code or any similar federal or state statute, be filed, or should Grantor be adjudicated as bankrupt or insolvent, or should Grantor in any proceeding admit its insolvency or inability to pay its debts as they fall due or should Grantor, if a corporation, be liquidated or dissolved or its articles of incorporation expire or be revoked, or, if a partnership or business association, be dissolved or partitioned, or, if a trust, be terminated or expire;

(g) should Grantor fail to keep, observe, perform, carry out, and execute in every particular the covenants, agreements, obligations, and conditions set out in this Deed, the Notes, or any other document or instrument securing or given with respect to the Secured Indebtedness, including, without limitation, the Purchase Agreements or the Security Agreement of even date herewith between Grantor and Grantee which secures the Secured Indebtedness, or should a default or event of default occur under the Notes or any such other document or instrument; provided, however, that:

(1) in the case of Grantor’s failure of pay any installment payment of principal and interest under the Notes, or either one of them, as the same shall become due and payable, an Event of Default shall be deemed to occur under this paragraph (g) if the Grantor shall have not cured the failure to pay such installment payment within thirty (30) days after the due date of the installment payment, unless during any period of twelve (12) consecutive calendar months Grantor shall have failed to pay when due three (3) or more installment payments, in which case an Event of Default shall be deemed to occur under this paragraph (g) immediately upon Grantor’s third failure to pay an installment payment when due;

(2) in the event of any failure of Grantor to keep, observe, perform, carry out, and execute in every particular any covenants, agreements, obligations and conditions referred to in this paragraph (g) other than Grantor’s obligation to pay installment payments under the Notes, or either one of them, an Event of Default shall be deemed to occur under this paragraph (g) only if the Grantor shall not have cured any such failure, default or event of default within thirty (30) days after the party to whom such defaulted obligation is owed or the party aggrieved by such failure or default, as applicable, gives notice to Grantor of such failure, default or event of default;

(h) should any event occur under any instrument, deed (including any subordinate security deed described in Section 12 hereof), or agreement, given or made by Grantor to or with any third party, which would authorize the acceleration of any debt to any such third party the acceleration of which would materially affect Grantor's ability to pay when due any amounts owed to Grantee, or should any default under or event occur with respect to any subordinate security deed which would authorize the grantee thereof to foreclose the same or exercise any power of sale granted under such subordinate security deed;

(i) should there occur any sale, transfer, leasing, or encumbering of the Real Property or any portion thereof (except for any security deed which is subordinate to this Deed as expressly permitted by Section 12 of this Deed) without the prior written consent of the Grantee; or

(j) should there occur any change in the management of Grantor, if in Grantee's sole judgment such change materially and adversely affects the ability of Grantor to perform Grantor's obligations under this Deed.

9. Remedies. Upon the occurrence of an Event of Default, Grantee may do any one or more of the following:

(a) enter upon and take possession of the Real Property without the appointment of a receiver, or an application therefor, employ a managing agent of the Real Property and let the same, either in its own name, or in the name of Grantor, and receive the rents, incomes, issues, and profits of the Real Property and apply the same, after payment of all necessary charges and expenses, on account of the Secured Indebtedness, and Grantor will transfer and assign to Grantee, in form satisfactory to Grantee, Grantor's lessor interest in any lease now or hereafter affecting the whole or any part of the Real Property;

(b) pay any sums in any form or manner deemed expedient by Grantee to protect the security of this instrument or to cure any Event of Default other than payment of interest or principal on Secured Indebtedness; make any payment hereby authorized to be made according to any bill, statement, or estimate furnished or procured from the appropriate public officer or the party claiming payment without inquiry into the accuracy or validity thereof, and the receipt of any such public officer or party in the hands of Grantee shall be conclusive evidence of the validity and amount of items so paid, in which event the amounts so paid, with interest thereon from the date of such payment at the rate of interest specified in the Notes shall be added to and become a part of the Secured Indebtedness and be immediately due and payable to Grantee; and Grantee shall be subrogated to any encumbrance, lien, claim, or demand, and to all the rights and securities for the payment thereof, paid or discharged with the principal sum secured hereby or by Grantee under the provisions hereof, and any such subrogation rights shall be additional and cumulative security to this instrument;

(c) declare the entire Secured Indebtedness immediately due, payable, and collectible, subject to any notice provisions as provided herein, regardless of maturity, and, in that event, the entire Secured Indebtedness shall become immediately due, payable, and collectible; or

(d) sell and dispose of the Real Property at public auction, at the usual place for conducting sales at the courthouse in the county where the Real Property or any part thereof may be, to the highest bidder for cash, first advertising the time, terms, and place of such sale by publishing a notice thereof once a week for four (4) consecutive weeks (without regard to the number of days) in a newspaper in which sheriffs advertisements are published in said county, all other notice being hereby waived by Grantor; and Grantee may thereupon execute and deliver to the purchaser at said sale a sufficient conveyance of the Real Property in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale, herein granted, depends, and said recitals shall be presumptive evidence that all preliminary acts prerequisite to said sale and deed were in all things duly complied with; and Grantee, its agents, representatives, successors, or assigns, may bid and purchase at such sale; and Grantor hereby constitutes and appoints Grantee or its assigns agent and attorney-in-fact to make such recitals, sale, and conveyance, and all of the acts of such attorney-in-fact are hereby ratified, and Grantor agrees that such recitals shall be binding and conclusive upon Grantor and that the conveyance to be made by Grantee, or its assigns (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title, and interest, equity of redemption, including all statutory redemption, homestead, dower, curtesy, and all other exemptions of Grantor, or its successors in interest, in and to said Real Property; and Grantee, or its assigns, shall collect the proceeds of such sale, reserving therefrom all unpaid Secured Indebtedness with interest then due thereon, and all amounts advanced by Grantee for taxes, assessments, fire insurance premiums, and other charges, with interest at the rate of interest specified in the Notes thereon from date of payment, together with all costs and charges for advertising, and commissions for selling the Real Property, and reasonable attorneys' fees actually incurred, and pay over any surplus to Grantor (in the event of deficiency Grantor shall immediately on demand from Grantee pay over to Grantee, or its nominee, such deficiency); and, in case of a sale, as herein provided, Grantor or any person in possession under Grantor shall then become and be tenants holding over, and shall forthwith deliver possession to the purchaser at such sale, or be summarily dispossessed in accordance with the provisions of law applicable to tenants holding over; the power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, and are in addition to any and all other remedies which Grantee may have at law or in equity.

Grantee, in any action to foreclose this Deed, or upon the occurrence of any Event of Default, shall be at liberty to apply for the appointment of a receiver of the rents and profits or of the Real Property, or both, without notice, and shall be entitled to the appointment of such a receiver as a matter of right, without consideration of the value of the Real Property as security for the amounts due Grantee, or the solvency of any person or corporation liable for the payment of such amounts. In case of any sale under this Deed by virtue of the exercise of the power herein granted, or pursuant to any order in any judicial proceedings or otherwise, at the election of Grantee the Real Property or any part thereof may be sold in one parcel and as an entirety, or in such parcels, manner, or order as Grantee in its sole discretion may elect, and one or more exercises of the powers herein granted shall not extinguish or exhaust the power unless the entire Real Property are sold or the Secured Indebtedness is paid in full.

10. [RESERVED]

11. Time of the Essence. Grantor agrees that where, by the terms of the conveyance made herein, or the Notes or Purchase Agreements secured hereby, a day is named or a time fixed for the payment of any sum of money or the performance of any agreement, the time stated enters into the consideration and is of the essence of the whole contract.

12. Sale or Transfer of Real Property. The sale, conveyance, transfer, lease, or encumbrance of all or any part of or interest in the Real Property without the prior written consent of Grantee shall also constitute an Event of Default. Grantee may, in its sole discretion, consent to any such sale or transfer. Should Grantee consent to such sale or transfer, it will be deemed to have waived its right to declare an Event of Default hereunder as to such transfer, only if prior to such sale or transfer (i) Grantee determines that the credit of any purchaser or transferee is satisfactory; (ii) the purchaser or transferee agrees to pay interest on the amount owed to Grantee under the Notes and under this Deed at whatever rate Grantee requires; and (iii) the purchaser or transferee executes an assumption agreement that is acceptable to Grantee that obligates the purchaser or transferee to keep all the promises and agreements made in the Notes and in this Deed whether according to their original terms or as amended pursuant to the assumption agreement. The foregoing provisions will apply to each and every sale and transfer whether or not Grantee has consented to any previous sale or transfer.  Provided, however, that this Section 12 shall not prohibit the conveyance of the Real Property or any part thereof by means of any security deed which (i) secures a bona fide loan or advance of  money by a lender to Grantor, (ii) is subordinate to this Deed in all respects, (iii) the terms of which expressly state that the same is subordinate to this Deed, and (iv) which is executed at a time when the Grantor is not in default under this Deed or under any document evidencing or securing the Secured Indebtedness.

13. Exercise of Remedies No Bar to Subsequent Exercise. Grantee shall have the right from time to time to sue for any sums, whether interest, principal, or any installment of either or both, taxes, penalties, or any other sums required to be paid under the terms of this Deed, as the same become due, without regard to whether or not all of the Secured Indebtedness shall be due on demand, and without prejudice to the right of Grantee thereafter to enforce any appropriate remedy against Grantor, including an action of foreclosure, or any other action, for a default or defaults by Grantor existing at the time such earlier action was commenced.

14. Remedies Cumulative. The rights of Grantee, granted and arising under the clauses and covenants contained in this Deed and the Notes, shall be separate, distinct, and cumulative of other powers and rights herein granted and all other rights which Grantee may have in law or equity, or in any other agreements respecting the Secured Indebtedness, and none of them shall be in exclusion of the others; all of them are cumulative to the remedies for collection of indebtedness, enforcement of rights under security deeds, and preservation of security as provided at law. No act of Grantee shall be construed as an election to proceed under any one provision herein or under the Notes to the exclusion of any other provision, or an election of remedies to the bar of any other remedy allowed at law or in equity,  or in any other agreements respecting the Secured Indebtedness, anything herein or otherwise to the contrary notwithstanding.

15. Notices. Every provision for notice and demand or request shall be deemed fulfilled by written notice and demand or request personally served on one or more of the persons who shall at the time hold the record title to the Real Property, or on their heirs or successors, or mailed by depositing it in any post office station or letter box, enclosed in a postpaid envelope (i) addressed to such person or persons, or their heirs or successors, at his, their, or its address last known to Grantee or (ii) addressed to the street address of the Real Property hereby conveyed.

16. No Waiver of Future Compliance. Any indulgence or departure at any time by Grantee from any of the provisions hereof, or of any obligation hereby secured, shall not modify the same or relate to the future or waive future compliance therewith by Grantor.

17. Miscellaneous. The words "Grantor" and "Grantee" whenever used herein shall include all heirs, executors, administrators, legal representatives, successors, and assigns of the parties hereto, and all those holding under either of them, and the pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the word "Notes" shall also include one or more notes and the grammatical construction of sentences shall conform thereto. If more than one party shall execute this Deed, the term "Grantor" shall mean all parties signing, and each of them, and each agreement, obligation, and Secured Indebtedness of Grantor shall be and mean the several as well as joint undertaking of each of them. The form of deed to secure debt and security agreement set forth below secures only specifically described indebtedness.

18. Special Waivers. GRANTOR EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT TO ACCELERATE THE DEBT AND THE POWER OF ATTORNEY GIVEN IN THIS DEED TO SECURE DEBT TO GRANTEE TO SELL THE REAL PROPERTY BY NONJUDICIAL FORECLOSURE UPON DEFAULT BY GRANTOR WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS DEED TO SECURE DEBT; (B) WAIVES ANY AND ALL RIGHTS WHICH GRANTOR MAY HAVE UNDER THE FIFTH AND FOURTEENTH AMENDMENTS TO THE CONSTITUTION OF THE UNITED STATES OF AMERICA, THE VARIOUS PROVISIONS OF THE CONSTITUTION FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY GRANTEE OF ANY RIGHT OR REMEDY PROVIDED TO GRANTEE, EXCEPT SUCH NOTICE AS IS SPECIFICALLY REQUIRED TO BE PROVIDED IN THIS DEED TO SECURE DEBT; (C) ACKNOWLEDGES THAT GRANTOR’S AUTHORIZED OFFICERS HAVE READ THIS DEED, AND ANY AND ALL QUESTIONS REGARDING THE LEGAL EFFECT OF THIS DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO GRANTOR, AND GRANTOR HAS BEEN AFFORDED AN OPPORTUNITY TO CONSULT WITH COUNSEL OF GRANTOR'S CHOICE PRIOR TO EXECUTING THIS DEED; (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF GRANTOR HAVE BEEN MADE KNOWINGLY, INTENTIONALLY, AND WILLINGLY BY GRANTOR; AND (E) AGREES THAT GRANTOR'S RIGHT TO NOTICE SHALL BE LIMITED TO THOSE RIGHTS TO NOTICE PROVIDED BY THIS DEED AND NO OTHER.

19. Environmental Matters. Grantor warrants and represents to Grantee that, to the best of Grantor's knowledge, no portion of the Real Property has been used by the Grantor for the storage, processing, or dumping of, or has become contaminated with, any hazardous materials as a result of any action of Grantor. Grantor covenants and agrees that, during such time as Grantor owns or leases the Real Property the Real Property will not be used for the storage, processing, or dumping of hazardous materials.

20. Subrogation. Grantor and Grantee agree that Grantee shall be subrogated to the claims and liens of all parties, if any, whose claims and liens against the Real Property are discharged or paid with the proceeds of the Purchase Money Financing secured hereby.

IN WITNESS WHEREOF, this Deed has been duly executed and sealed by Grantor the day and year first above written.

Great American Family Parks, Inc.

Signed, sealed, and

By: /s/ Larry L. Eastland   (SEAL)

delivered in the

Title: _______________________

presence of:

Attest:______________________

_________________________

Title: _______________________

Unofficial Witness

[CORPORATE SEAL]

________________________

Notary Public

  [AFFIX NOTARIAL SEAL]

Exhibit A to Deed to Secure Debt

Legal Description

A parcel of land located in Land Lots 137 and 170 of the 3rd Land District, and Land Lots 8,

9, 10, 25 and 26 of the 4th Land District, all in Troup County, Georgia, said parcel being more particularly described as follows:

Commencing at the intersection of Oak Grove Road and Tucker Road located in Land Lot

10 of the 4th Land District, Troup County, Georgia:

THENCE South 28 degrees 04 minutes 4l seconds East for a distance of 76.37 feet to an Iron

Pin Found on the Southerly right-of-way of  Oak Grove Road and the POINT OF

BEGINNING of the parcel herein described;

THENCE along the Southerly right-of-way of Oak Grove Road on a curve to the left having a radius of 460.70 feet and an arc distance of 178.10 feet, said arc being subtended by a chord of South 68 degrees 38 minutes 48 seconds East for a distance of 176.99 feet to an Iron Pin Found;

THENCE continuing along said right-of-way South 78 degrees 16 minutes 25 seconds East for a distance of 418.55 feet to an Iron Pin Found;

THENCE leaving said right-of-way South 00 degrees 04 minutes 25 seconds East for a distance of 665.57 feet to an Iron Pin Found;

THENCE South 70 degrees 50 minutes 38 seconds East for a distance of 355.42 feet to an Iron Pin Found;

THENCE South 02 degrees 12 minutes 25 seconds West for a distance of 494.00 feet to an Iron Pin Found;

THENCE South 87 degrees 57 minutes 18 seconds East for a distance of 300.63 feet to an Iron Pin Found;

THENCE South 02 degrees 06 minutes 24 seconds West for a distance of 2412.16 feet to an Iron Pin Found;

THENCE North 88 degrees 32 minutes 40 seconds West for a distance of 1243.84 feet to an Iron Pin Found on Land Lot Line 137 of the 3rd Land District and Land Lot Line 9 of the 4th

Land District of Troup County, Georgia;

THENCE South 02 degrees 05 minutes 25 seconds West for a distance of 197.06 feet to an Iron Pin Found on the Southerly right-of-way of a 100 foot Georgia Power Line easement;

THENCE continuing South along said Land Lot Line to the centerline of Turkey Creek and a Point as shown on a plat for Andrew M. Taylor dated 2-18-2004 by P.C. Flynn and noted as “D”;

THENCE continuing along the centerline of Turkey Creek in a Westerly direction to a Point, “C’ as shown on said Andrew M. Taylor plat;

THENCE Southerly along the Easterly property line of Andrew M. Taylor to a Point on the South Land Lot Line of Land Lot 9 of the 4th Land District and North Land Lot Line of Land Lot 8 of the 4th Land District;

THENCE in a Westerly direction along said Land Lot Line and Northerly property line of Andrew M. Taylor to the Southwest Corner of Land Lot 9 of the 4th Land District;

THENCE Northerly along the Westerly Land Lot Line 9 to the Centerline of Turkey Creek; THENCE following Turkey Creek in a Northwesterly direction to a Point on the Easterly right-of-way of Floyd Road, having an 80 foot right-of-way;

THENCE continuing along the Easterly right-of-way of Floyd Road in a Northerly direction to the Southwest property corner of Byron Butts, Sr.;

THENCE easterly along the Southerly property line to the Southeast property corner of Byron Butts, Sr.;

THENCE in a Northerly direction along the Easterly property line of Byron Butts, Sr. to a Point on the Southerly right-of-way of Oak Grove Road, having an 80 foot right-of-way;

THENCE continuing along Oak Grove Road in a Easterly direction to the Northwesterly corner of Tract 3 as shown on a plat recorded in Plat Book 33, Page 226 of the Troup County, Georgia records;

THENCE in a Southerly direction along the Westerly property line of Tract 3 to the Southwest corner of Tract 3;

THENCE in an Easterly direction along the southerly line of Tract 3 and a portion of Tract 2 as shown on a plat recorded in Plat Book 33, Page 226 of the Troup County, Georgia records to the Northwest corner of the Oak Grove Congregational Christian Church property as shown on plat recorded in Plat Book 24, Page 61 of the Troup County, Georgia records;

THENCE in a Southerly direction along the Westerly property line of the Oak Grove Congregational Christian Church property to an Iron Pin Found at the centerline of Murphy Cemetery Road;

THENCE South 72 degrees 26 minutes 16 seconds East for a distance of 13.24 feet to an Iron Pin Found on the Southeasterly right-of-way of Murphy Cemetery Road;

THENCE continuing along said right-of-way North 17 degrees 33 minutes 44 seconds East for a distance of 144.22 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 23 degrees 20 minutes 44 seconds East for a distance of 132.31 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 53 degrees 28 minutes 44 seconds East for a distance of 232.63 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 66 degrees 23 minutes 44 seconds East for a distance of 250.03 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 78 degrees 43 minutes 44 seconds East for a distance of 473.06 feet to an Iron Pin Found;

THENCE continuing along said right-of-way North 87 degrees 09 minutes 44 seconds East for a distance of 229.08 feet to an Iron Pin Found;

THENCE continuing along said right-of way North 77 degrees 12 minutes 44 seconds East for a distance of 13.45 feet to an Iron Pin Found;

THENCE leaving said right-of-way South 02 degrees 02 minutes 03 seconds West for a distance of 213.54 feet to an Iron Pin Found;

THENCE North 87 degrees 38 minutes 05 seconds East for a distance of 214.99 feet to an Iron Pin Found;

THENCE North 02 degrees 08 minutes 50 seconds East for a distance of 203.52 feet to an Iron Pin on the Southerly right-of-way of Oak Grove Road and The POINT OF BEGINNING.

Said property contains approximately +/- 516 acres, but expressly excludes approximately 25 non-contiguous acres which is separated from the other land by Floyd Road.

Exhibit B to Deed to Secure Debt

Permitted Title Exceptions

(1) Real estate taxes, assessments and other governmental levies, fees or charges imposed with respect to the real property described in this deed which are not due and payable as of the date of the execution and delivery hereof, or which are being contested in good faith and for which appropriate reserves have been established in accordance with the accounting methods employed by the Grantor.

(2) Zoning and other land use laws regulating the use or occupancy of the real property described in this deed or the activities conducted thereon which are imposed by any governmental authority having jurisdiction over the said real property which are not violated by the current use or occupancy of the said real property or the operation of the business which is currently conducted thereon.

(3) All easements, covenants, conditions, restrictions and other similar matters of record affecting title to the real property described in this deed which do not or would not impair the use or occupancy of the said real property in the operation of the business which is being operated on the said real property as of the date of the execution of this deed.

EXHIBIT E

THE SECURITY AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (this "Agreement") is made as of this ____ day of _____, 2005, by Great American Family Parks, Inc. (the "Purchaser"), in favor of Ron Snider & Associates, Inc.,  a Georgia Corporation, Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership (collectively the "Seller").

WITNESSETH:

WHEREAS, Seller has as of the date hereof sold certain assets to Purchaser and as part of such sale has agreed to finance a portion of the purchase price thereof in a principal amount of  Two Million, Three Hundred Fifty Thousand and No/100 DOLLARS ($2,350,000.00) (the "Purchase Money Financing") pursuant to the provisions of that certain Agreement for Purchase and Sale of Assets dated as of November 8, 2004 between Purchaser and Ron Snider & Associates, Inc. (the “Asset Purchase Agreement”) and that certain Real Estate Purchase Agreement dated as of November 8, 2004 among Purchaser and Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership (the “Real Property Agreement”), such agreements, as the same may be amended, renewed, replaced, or extended, being incorporated herein by this reference (as so amended, renewed, replaced, or extended, the "Purchase Agreements"); and

WHEREAS, Purchaser is justly indebted to Seller in the aggregate sum of Two Million, Three Hundred Fifty Thousand and No/100 DOLLARS ($2,350,000.00) in lawful money of the United States of America, and has agreed to pay the same, with interest thereon, according to the terms of two promissory notes given by Purchaser to Seller to evidence the Purchase Money Financing (one of such notes being executed and delivered pursuant to the Asset Purchase Agreement and one of such notes being executed and delivered pursuant to the Real Property Agreement), each bearing even date herewith and having a final maturity date of ______ 1, 2012 (such notes, as the same may be amended, renewed, replaced, or extended from time to time, being incorporated herein by this reference (and as amended, renewed, replaced, or extended, being called for purposes hereof collectively the "Notes"));

WHEREAS, the Seller has required, as a condition to extending such financial accommodations, the execution and delivery of this Agreement by the Purchaser;

NOW, THEREFORE, in order to secure (i) the prompt payment of all past, present, and future indebtedness, liabilities, and obligations of the Purchaser to the Seller of any nature whatsoever in connection with the Purchase Money Financing (including any obligations of Purchaser under the Notes); (ii) all obligations of the Purchaser to the Seller hereunder and under the Purchase Agreements; (iii) all obligations of the Purchaser under the Deed to Secure Debt of even date herewith executed by the Purchaser in favor of the Seller (the “Security Deed”), and (iv) Purchaser’s obligations under any other document previously, simultaneously, or hereafter executed and delivered by the Purchaser in connection with the Purchase Money Financing, whether now or hereafter existing or due or to become due (collectively, the "Purchaser's Liabilities") (the Notes, this Agreement, the Security Deed and any other documents executed by the Purchaser in connection therewith being sometimes called herein the "Purchase Money Financing Documents"), the Purchaser agrees with the Seller as follows:

1. Collateral. To secure the payment and performance of the Purchaser's Liabilities and the Purchaser's performance of its obligations under the Purchase Money Financing Documents, the Purchaser hereby grants to the Seller a security interest in, and security title to, all of the Assets (as described in the Asset Purchase Agreement) and any property which from time to time replaces the Assets, including the following property of the Purchaser:

(a) Inventory. All of the Purchaser's inventory of every description which is held by the Purchaser for sale or lease or is furnished by the Purchaser under any contract of service or is held by the Purchaser to be used or consumed in any business conducted now or hereafter at the Real Property (and for purposes hereof the term “Real Property” shall be the real estate conveyed by and described in the Security Deed), including, without limitation, all wild animals used or exhibited in the Purchaser’s wild animal park, whether now owned or hereafter acquired, wherever located, and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof (the "Inventory").

(b) Accounts. All of the Purchaser's accounts (including, without limitation, all notes, notes receivable, drafts, acceptances, and similar instruments and documents health care insurance receivables) whether now owned or hereafter acquired, which are generated from any business now or hereafter operated at the Real Property, together with all cash and non-cash proceeds thereof (the "Accounts").

(c) General Intangibles. All of the Purchaser's general intangibles (including, without limitation, payment intangibles and any proceeds from insurance policies after payment of prior interests), copyrights, contract rights, goodwill, literary rights, software, rights under licenses, claims, information contained in computer media (such as data bases, source and object codes, and information therein) things in action, trade names, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, and permits, licenses, certifications, authorizations and approvals, and the rights of the Purchaser thereunder, issued by any governmental, regulatory, or private authority, agency, or entity, whether now owned or hereafter acquired, which were purchased under the Asset Purchase Agreement and which are owned or used in connection with any business conducted at the Real Property, together with all cash and noncash proceeds and products thereof.

(d) Chattel Paper. All of the Purchaser's chattel paper generated in connection with any business conducted at the Real Property, whether tangible or electronic, and whether now owned or hereafter existing, acquired, or created, together with (i) all moneys due and to become due thereafter, (ii) all cash and non-cash proceeds thereof, and (iii) all returned, rejected, or repossessed goods, the sale or lease of which shall have given or shall give rise to chattel paper, and all cash and non-cash proceeds and products of all such goods. Additionally, the Purchaser assigns and grants to the Seller a security interest in all property and goods both now owned and hereafter acquired by the Purchaser which are sold, leased, secured, are the subject of, or otherwise covered by, the Purchaser's chattel paper generated in connection with any business conducted at the Real Property, together with all rights incident to such property and goods and all cash and non-cash proceeds thereof (the "Chattel Paper").

(e) All Equipment and Fixtures. All of the Purchaser's equipment (including all motor vehicles) and fixtures, whether now owned or hereafter acquired, which are owned or used by Purchaser in connection with any business conducted at the Real Property, together with (i) all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, (ii) all replacements thereof and substitutions therefor, and (iii) all cash and non-cash proceeds and products thereof. All such fixtures are or will be attached to the Real Property (all such equipment and fixtures being called herein the "Equipment").

(f) Other. All of the Purchaser's commercial tort claims, collateral claims, documents, instruments (including without limitation promissory notes), investment property, and rights arising out of collateral which are generated in connection with any business conducted at the Real Property, whether now owned or claimed by Purchaser or hereafter acquired, together with all products and cash and non-cash proceeds thereof.

The term "Collateral" as used herein means each and all of the items of Collateral described above, and the term "proceeds" as used herein includes, without limitation, the proceeds of all insurance policies covering all or any part of such items of Collateral.  The terms "accounts", "chattel paper", "instruments", "general intangibles", “payment intangibles”, “commercial tort claims”, “documents”, “instruments”, “investment property”, “collateral claims”, "inventory" and "equipment", and similar terms set forth in this Section 1 describing the Collateral, as and when used herein, shall have the same meanings given such terms under the Georgia enactment of the Uniform Commercial Code.

2. Title to Collateral. The Purchaser warrants and represents that except for any lien or claim created by this Agreement or the Security Deed, (i) it is the lawful owner of the Collateral, and has the full right, power, and authority to convey, transfer, and grant the security title and security interest in the Collateral granted herein to the Seller; (ii) the Collateral is not, and so long as this Agreement is in effect will not be, subject to any liens, claims, security interests, encumbrances, taxes, or assessments, however described or denominated; and (iii) no financing statement, mortgage, notice of lien, deed of trust, deed to secure debt, security agreement, or any other agreement or instrument creating an encumbrance, lien, or charge against any of the Collateral is in existence or on file in any public office, other than financing statements (or other appropriate security documentation) filed on behalf of the Seller or any filings otherwise contemplated hereby.

3. Further Assurances. The Purchaser will defend its title to the Collateral against all persons and will, upon request of the Seller, (i) furnish such further assurances of title as may be required by the Seller, (ii) deliver and execute or cause to be delivered and executed, in form and content satisfactory to the Seller, any financing statements, notices, certificates of title, and other documents and pay the cost of filing or recording the same in all public offices deemed necessary by the Seller, as well as any recordation, documentary, or transfer tax required by law to be paid in connection with such filing or recording, and (iii) do such other acts as the Seller may request in order to perfect, preserve, maintain, or continue the perfection of the Seller's security interest in the Collateral and/or its priority. Purchaser hereby expressly authorizes Seller to file financing statements in any jurisdiction Seller determines is necessary to protect Seller’s interests hereunder.

4. [RESERVED]

5. Transfer and Other Liens. The Purchaser will not sell, lease, transfer, exchange, or otherwise dispose of the Collateral, or any part thereof, except for sales of gift shop inventory in the normal course of business, without the prior written consent of the Seller and will not permit any lien, security interest, or other encumbrance to attach to the Collateral, or any part thereof, other than those in favor of the Seller or those permitted by the Seller in writing.

6.  Books and Records, etc. The Purchaser will (i) furnish to the Seller promptly upon request, certified by an officer of the Purchaser and in the form and content and at the intervals specified by the Seller, such financial statements, reports, schedules, and other information with respect to the operation, business affairs, and financial condition of the Purchaser as the Seller may from time to time require in connection with Seller’s rights under this Agreement, (ii) at all reasonable times, and without hindrance or delay, permit the Seller or any person designated by the Seller to enter the Real Property and to examine and inspect the Collateral, and make extracts from and photocopies of any such books, records, and other data, and (iii) furnish to the Seller promptly upon request, certified by an officer of the Purchaser and in the form and content specified by the Seller, aggregate cost or wholesale market value of inventory, schedules of equipment, and other data concerning the Collateral as the Seller may from time to time specify.

7. Name of Purchaser, Place(s) of Business, and Location of Collateral. The Purchaser represents and warrants that it is a corporation organized under the laws of Nevada which is authorized to do business in Georgia and its correct legal name is as specified on the signature lines of this Agreement. Without the prior written consent of the Seller, the Purchaser will not change its name, dissolve, or consolidate with any other person. Without the prior written consent of the Seller, the Purchaser will not merge with any other person, but the Seller agrees that if will not withhold its consent to any such merger if the Seller receives assurances reasonably acceptable to Seller that Seller’s security interest in the Collateral or the Purchaser’s ability to pay the Purchaser’s Liabilities will not be adversely affected thereby.  The Purchaser warrants that the address of the Purchaser's chief executive office and the address of each other place of business of the Purchaser are as specified below the signature lines of this Agreement.  Without the prior written consent of the Seller, the Purchaser will not change the location of any Collateral to any place other than the Real Property. The Purchaser will immediately advise the Seller in writing of any change in the location of the places where the Collateral or any part thereof or the books and records concerning the Collateral or any part thereof, are kept.

8. Care of Collateral. The Purchaser will maintain the Collateral in the same condition as received from the Seller excepting any loss, damage, or destruction which is fully covered by proceeds of insurance and will not do or permit anything to be done to the Collateral that may impair its value or that may violate the terms of any insurance covering the Collateral or any part thereof. The Purchaser will use the Collateral for lawful purposes only, with all reasonable care and caution and in conformity with all applicable laws, ordinances, and regulations.

9. Insurance. The Purchaser will insure such of the Collateral as specified by the Seller against such casualties and risks in such form and amount (but not in excess of 100% of the replacement value of the Collateral) and with such companies as may from time to time be required by the Seller. All insurance proceeds shall be payable to the Seller as its interests may appear (upon a New York standard mortgagee clause), and such policies or certificates thereon or duplicates thereof shall be provided to Seller upon request. The Purchaser will pay all premiums due or to become due for such insurance and hereby assigns to the Seller any returned or unearned premiums which may be due upon cancellation of insurance coverage. The Seller is hereby irrevocably (i) appointed the Purchaser's attorney-in-fact (which appointment is coupled with an interest and is irrevocable) to endorse any draft or check which may be payable to the Purchaser in order to collect such returned or unearned premiums or the proceeds of insurance and (ii) authorized to apply such insurance proceeds for payment of the Purchaser's Liabilities, whether or not due, in such order of application as the Seller may determine. Provided, however, that if Seller, by reason of such insurance, receives any money for loss or damage, and provided that there is at the time of such receipt no Event of Default outstanding, such amount shall be disbursed by Seller for the repair and restoration of the Collateral to the same or better condition as existed prior to the occurrence of any such loss or damage.

10. Taxes. The Purchaser will pay as and when due and payable all taxes, levies, license fees, assessments, and other impositions levied on the Collateral or any part thereof or for its use and operation.

11. Rights of Seller and Duties of Purchaser. If all or any part of the Collateral at any time consists of Inventory, Accounts, or Chattel Paper, the Seller may at any time and from time to time after the occurrence of an Event of Default hereunder (i) notify the account debtors obligated on any of the Collateral to make payments thereon directly to the Seller, and to take control of the cash and non-cash proceeds of any such Collateral; (ii) compromise, extend, or renew any of the Collateral or deal with the same as it may deem advisable; (iii) release, make exchanges or substitutions for, or surrender all or any part of the Collateral; (iv) make such use of the Real Property as may be reasonably necessary to administer, control, and collect the Collateral; (v) demand, collect, receipt for, and give renewals, extensions, discharges, and releases of any of the Collateral; (vi) institute and prosecute legal and equitable proceedings to enforce collection of, or realize upon, any of the Collateral; (vii) settle, renew, extend, compromise, compound, exchange, or adjust claims with respect to any of the Collateral or any legal proceedings brought with respect thereto; and (viii) endorse the name of the Purchaser upon any Items of Payment relating to the Collateral or upon any proof of claim in bankruptcy against an account debtor; and for purposes of taking the actions described in subsections (i) through (viii) the Purchaser hereby irrevocably appoints the Seller as its attorney-in-fact (which appointment being coupled with an interest is irrevocable while any of Purchaser's Liabilities remain unpaid), with power of substitution, in the name of the Seller or in the name of the Purchaser or otherwise, for the use and benefit of the Seller, but at the cost and expense of the Purchaser and without notice to the Purchaser.

12. Performance by Seller. If the Purchaser fails to perform, observe, or comply with any of the conditions, terms, or covenants contained in this Agreement, the Seller, without notice to or demand upon the Purchaser and without waiving or releasing any of the Purchaser's Liabilities or any Event of Default, may (but shall be under no obligation to) at any time thereafter perform such conditions, terms, or covenants for the account and at the expense of the Purchaser, and may enter into the Real Property for that purpose and take all such action thereon as the Seller may consider necessary or appropriate for such purpose. All sums paid or advanced by the Seller in connection with the foregoing and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (collectively, the "Expense Payments") together with interest thereon at a simple per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Purchaser's Liabilities, plus one percent (1%) per annum (but in no event higher than the maximum interest rate permitted by applicable law), from the date of payment until repaid in full, shall be paid by the Purchaser to the Seller on demand and shall constitute and become a part of the Purchaser's Liabilities secured hereby.

13. Default. The occurrence of any one or more of the following events shall constitute an event of default (an "Event of Default") under this Agreement: (a) failure of the Purchaser to pay any of the Purchaser's Liabilities as and when due and payable, after giving effect to any applicable grace period; (b) failure of the Purchaser to perform, observe, or comply with any of the provisions of this Agreement without having cured such failure within thirty (30) days after notice thereof by Seller to Purchaser, or the Purchaser’s failure to perform, observe, or comply with any of the other Purchase Money Financing Documents, after giving effect to any applicable grace period; (c) the occurrence of an Event of Default (as defined therein) under any of the other Purchase Money Financing Documents; (d) any information contained in any financial statement, application, schedule, report, or any other document given by the Purchaser or by any other person in connection with the Purchaser's Liabilities, with the Collateral, or with any of the Purchase Money Financing Documents is not in all respects true and accurate or the Purchaser or such other person omitted to state any material fact or any fact necessary to make such information not misleading; (e) the Purchaser is generally not paying debts as such debts become due; (f) the filing of any petition for relief under any provision of the Federal Bankruptcy Code or any similar state law is brought by or against the Purchaser; (g) an application for the appointment of a receiver for, the making of a general assignment for the benefit of creditors by or the insolvency of, the Purchaser; (h) unless with the prior written consent of the Seller as required hereby the dissolution, merger, consolidation, or reorganization of the Purchaser; (i) suspension of the operation of the Purchaser's present business; (j) transfer of a substantial part (determined by market value) of the Purchaser's property; (k) sale, transfer, or exchange, either directly or indirectly, of a controlling stock interest of the Purchaser; (l) termination or withdrawal of any guaranty for the Purchaser's Liabilities; (m) the Pension Benefit Guaranty Corporation commences proceedings under Section 4042 of the Employee Retirement Income Security Act of 1974 (ERISA), as amended, to terminate any employee pension benefit plan of the Purchaser; (n) the determination in good faith by the Seller that a material adverse change has occurred in the financial condition of the Purchaser from the condition set forth in the most recent financial statement of the Purchaser heretofore furnished to the Seller, or from the financial condition of the Purchaser as heretofore most recently disclosed to the Seller in any other manner; or (o) the determination in good faith by the Seller that the prospect of payment of any of the Purchaser's Liabilities is impaired for any reason.

14. Rights and Remedies upon Default.

(a)  Upon the occurrence of an Event of Default hereunder (and in addition to all of its other rights, powers, and remedies under this Agreement), the Seller may, at its option, and without notice to the Purchaser, declare the unpaid balance of the Purchaser's Liabilities to be immediately due and payable. The occurrence or non-occurrence of an Event of Default shall in no manner impair the ability of the Seller to demand payment of any portion of the Purchaser's Liabilities which are payable on demand. The Seller shall have all of the rights and remedies of a secured party under the Uniform Commercial Code and other applicable law in the State of Georgia. Upon the occurrence of an Event of Default hereunder, the Purchaser, upon demand by the Seller, shall assemble the Collateral and make it available to the Seller at a place designated by the Seller which is mutually convenient to both parties. Upon the occurrence of an Event of Default hereunder, the Seller or its agents may enter upon the Purchaser's premises to take possession of the Collateral, to remove it, to render it unusable, or to sell or otherwise dispose of it, all without judicial process or proceedings.

(b)  Any written notice of the sale, disposition, or other intended action by the Seller with respect to the Collateral which is required by applicable laws and is sent by certified mail, postage prepaid, to the Purchaser at the address of the Purchaser's chief executive office specified below, or such other address of the Purchaser which may from time to time be shown on the Seller's records, at least five (5) days prior to such sale, disposition, or other action, shall constitute reasonable notice to the Purchaser. The Purchaser shall pay on demand all costs and expenses, including, without limitation, reasonable attorneys' fees and expenses, incurred by or on behalf of the Seller (i) in enforcing the Purchaser's Liabilities, and (ii) in connection with the taking, holding, preparing for sale or other disposition, selling, managing, collecting, or otherwise disposing of the Collateral. All of such costs and expenses (collectively, the "Liquidation Costs") together with interest thereon at a simple per annum rate of interest which is equal to the then highest rate of interest charged on the principal of any of the Purchaser's Liabilities, plus one percent (1%) per annum (but in no event higher than the maximum interest rate permitted by law), from the date of payment until repaid in full, shall be paid by the Purchaser to the Seller on demand and shall constitute and become a part of the Purchaser's Liabilities secured hereby. Any proceeds of sale or other disposition of the Collateral will be applied by the Seller to the payment of Liquidation Costs and Expense Payments, and any balance of such proceeds will be applied by the Seller to the payment of the remaining Purchaser's Liabilities in such order and manner of application as the Seller may from time to time in its sole discretion determine.

15. Remedies Cumulative. Each right, power, and remedy of the Seller as provided for in this Agreement or in the other Purchase Money Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Purchase Money Financing Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by the Seller or any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Seller of any or all such other rights, powers, or remedies.

16. Waiver. No failure or delay by the Seller to insist upon the strict performance of any term, condition, covenant, or agreement of this Agreement or of the other Purchase Money Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Seller from exercising any such right, power, or remedy at any later time or times. By accepting payment after the due date of any of the Purchaser's Liabilities, the Seller shall not be deemed to have waived the right either to require payment when due of all other Purchaser's Liabilities or to declare an Event of Default for failure to effect such payment of any such other Purchaser's Liabilities. The Purchaser waives presentment, notice of dishonor, and notice of non-payment with respect to Accounts and Chattel Paper.

THE PURCHASER HEREBY ACKNOWLEDGES THAT THE LIABILITIES AROSE OUT OF A "COMMERCIAL TRANSACTION" AS THIS TERM IS DEFINED IN O.C.G.A. §44-14-260(1) CONCERNING FORECLOSURE OF MORTGAGES ON PERSONALTY, AND AGREES THAT IN THE EVENT OF ANY DEFAULT, THE SELLER SHALL HAVE THE RIGHT TO AN IMMEDIATE WRIT OF POSSESSION WITHOUT NOTICE OF HEARING AND KNOWINGLY AND INTELLIGENTLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO ANY NOTICE AND POSTING OF A BOND BY THE SELLER PRIOR TO SEIZURE BY THE SELLER, ITS TRANSFEREES, ASSIGNS, OR SUCCESSORS IN INTEREST, OF THE COLLATERAL OR ANY PORTION THEREOF. THIS IS INTENDED BY THE PURCHASER AS A "WAIVER" AS THIS TERM IS DEFINED IN OCGA §44-14-260(3) RELATING TO FORECLOSURE OF MORTGAGES ON PERSONALTY.

17. Miscellaneous. Time is of the essence of this Agreement. The section headings of this Agreement are for convenience only and shall not limit or otherwise affect any of the terms hereof. Neither this Agreement nor any term, condition, covenant, or agreement hereof may be changed, waived, discharged, or terminated orally but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought. This Agreement shall be governed by the laws of the State of Georgia and shall be binding upon the Purchaser and its heirs, executors, administrators, legal representatives, successors, and assigns, and shall inure to the benefit of the Seller and its successors and assigns. As used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders, as the context may require, and the term "person" shall include an individual, a corporation, an association, a partnership, a trust, and an organization. Invalidation of any one or more of the provisions of this Agreement shall in no way affect any of the other provisions hereof, which shall remain in full force and effect. All references herein to any document, instrument, or agreement shall be deemed to refer to such document, instrument, or agreement as the same may be amended, modified, restated, supplemented, or replaced from time to time. Unless varied by this Agreement, all terms used herein which are defined by the Georgia Uniform Commercial Code shall have the same meanings hereunder as assigned to them by the Georgia Uniform Commercial Code.

IN WITNESS WHEREOF, the Purchaser has caused its duly authorized officers to execute this Agreement and to affix its corporate seal hereto, as of the day and year first written above.

Purchaser:

Great American Family Parks, Inc.

By: /s/ Larry L. Eastland (SEAL)

 President

[CORPORATE SEAL]

Attest: ______________________

Secretary

Address of Purchaser's

chief executive office:

____________________

_______________________

Address where Collateral is or is to be located: 1300 Oak Grove Road, Pine Mountain, Georgia 31822

EXHIBIT F

THE ESCROW AGREEMENT

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Escrow Agreement”) is made and entered into as of November 8, 2004, by and among (i) Great American Family Parks, Inc., a Nevada corporation (the “Purchaser”); (ii) Ron Snider & Associates, Inc., a Georgia corporation (the “Asset Seller”); (iii) Ronald E. Snider, Vivian D. Snider, and Ron Snider Family Limited Partnership (collectively the "Real Property Seller"); and (iv) Daniel, Hadden & Alford, P. C. (the "Escrow Agent").

WHEREAS, the Purchaser and the Asset Seller are parties to the Asset Purchase Agreement (as hereinafter defined); and

WHEREAS, the Purchaser and the Real Property Seller are parties to the Real Property Agreement (as hereinafter defined); and

WHEREAS, the Purchaser has heretofore deposited with the Escrow Agent the sum of Fifty Thousand and 0/100 Dollars ($50,000.00) (which amount is defined in the Asset Purchase Agreement as the “Initial Escrow Money”); and

WHEREAS, the Purchase Agreements require Purchaser to deposit with the Escrow Agent an amount of the Purchaser's common stock (the "Escrow Stock") having a value as of the date of deposit of One Hundred Fifty Thousand and 0/100 Dollars ($150,000.00) (which shares of stock are defined in the Asset Purchase Agreement as the “Escrow Stock”); and

WHEREAS, the parties desire to provide for the holding and distribution of the Escrow Money (as hereinafter defined) in accordance with the Purchase Agreements and the terms hereof;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.  Definitions. For purposes hereof the following terms shall have the following meanings:

(a) "Asset Purchase Agreement" means that certain Agreement for Purchase and Sale of Assets between the Asset Seller and the Purchaser dated as of November 8, 2004, pursuant to which Purchaser has agreed to purchase certain assets of the Asset Seller, as such agreement may be amended from time to time.

(b) “Purchase Agreements” means, collectively, the Asset Purchase Agreement and the Real Property Agreement.

(c) “Escrow Money” means collectively the Initial Escrow Money and the Escrow Stock and the proceeds thereof, including, interest earned thereon, if any, while held by the Escrow Agent. The term “Escrow Money” shall also mean the additional shares of stock of Purchaser, if any, deposited with the Escrow Agent in accordance with the last sentence of Section 20(a) of the Asset Purchase Agreement, together with any amounts earned thereon (which additional stock shall also be considered as Escrow Stock for purposes hereof).

(d) “Real Property” means the real property defined as the “Real Property” in the Real Property Agreement.

(e) "Real Property Agreement" means that certain Real Estate Purchase Agreement between the Real Property Seller and the Purchaser dated as of November 8, 2004, pursuant to which Purchaser has agreed to purchase the Real Property from the Real Property Seller, as such agreement may be amended from time to time.

(f) “Seller Parties” means collectively the Asset Seller and the Real Property Seller.

2. Deposit of Escrow Money.

(a) Purchaser has deposited the Escrow Money with the Escrow Agent, the receipt of which is hereby acknowledged by the Escrow Agent.

(b) The parties agree that the Escrow Money is not and shall not be refundable to the Purchaser except as expressly provided herein and in the Purchase Agreements.

3.  Escrow Agent’s Undertaking. The Escrow Agent agrees to hold the Escrow Money and distribute the Escrow Money only in accordance with the terms of this Escrow Agreement and the Purchase Agreements, unless there is a written agreement of all parties hereto which provides for some other distribution. The Escrow Agent shall have no obligation to invest the Escrow Money in any interest bearing account or to seek any return on the Escrow Money while in possession of the same.

4.  Procedure Upon Closing.  In the event of a closing of the Purchase Agreements in accordance with the terms thereof, the Escrow Agent shall, as part of such closing:

(i) distribute the Initial Escrow Money to the Seller Parties or the closing agent, to be applied against the purchase price of the assets and properties being purchased by the Purchaser under the Purchase Agreements, in such manner as the Seller Parties may direct; and

(ii) upon proof satisfactory to the Escrow Agent that the amount of the purchase price under the Purchase Agreements to be paid at closing by the Purchaser has been paid in full (taking into account the Initial Escrow Money), distribute the Escrow Stock to the Purchaser.

5.  Procedure if No Closing, etc.

(a) In the event that there is no closing of the Purchase Agreements in accordance with the terms thereof because the Purchaser has terminated the Asset Purchase Agreement in accordance with the express terms of, and as permitted by, either Section 10 or Section 27(b) of the Asset Purchase Agreement, the Escrow Agent shall distribute the Escrow Money to the Purchaser.

(b)  In the event that there is no closing of the Purchase Agreements in accordance with the terms thereof because the Purchaser has terminated the Real Property Agreement in accordance with the express terms of, and as permitted by, any of Sections 4(b)(i), 5(c), 6(a) or 14 of the Real Property Agreement, the Escrow Agent shall distribute the Escrow Money to the Purchaser.

(c) In the event that there is no closing of the Purchase Agreements in accordance with the terms thereof for any reason other than those specifically set out in paragraphs (a) and (b) of this Section 5 of this Escrow Agreement, the Escrow Agent shall distribute the Escrow Money to the Seller Parties.

6.  Procedure if Dispute. In the event the Escrow Agent is notified or becomes aware of any dispute between or among any of the parties as to the entitlement of any party hereto to the Escrow Money or any part thereof, the Escrow Agent shall, within fifteen (15) days from the date the Escrow Agent is notified of such dispute, at its election, either:

(i) make a reasonable interpretation of the provision or provisions of the Purchase Agreements in issue and distribute the Escrow Money accordingly, but provided, however, that unless all parties expressly agree in writing to said distribution, the Escrow Agent shall (notwithstanding such fifteen (15) day period for distribution) give all parties ten (10) days notice in writing of the Escrow Agent's intent to distribute the Escrow Money, and thereupon any party which has not expressly agreed in writing to said distribution must register its objection to distribution in writing, giving its reasons for objecting before the end of the ten (10) days' notice period, or all objections to distribution shall be waived (but if an objection to distribution is timely made, the Escrow Agent shall promptly apply to the court specified as provided in subpart (ii) of this sentence); or

(ii) apply to the Superior Court of Troup County, Georgia (which court all parties agree shall have jurisdiction of any matter arising under this Escrow Agreement) for an order determining the party or parties to whom such funds shall be paid and pay the Escrow Money to the clerk or registry of such court, and in such an event, all costs of such proceedings, together with all reasonable attorney's fees and costs incurred by the Escrow Agent and/or the successful party or parties in connection therewith, shall be paid by the unsuccessful party or parties to such proceeding.

7. Depository Only; Effect of Delivery.

(a) It is agreed that the Escrow Agent shall act as a depository only and shall not, except as expressly stated herein or in the Purchase Agreements, be required to take notice of any termination, default or breach of warranty, representation, covenant or agreement of any party contained in the Purchase Agreements.

(b) Notwithstanding anything to the contrary in this Escrow Agreement, no delivery made pursuant to this Escrow Agreement shall be deemed to prejudice any rights of any party otherwise under any of the Purchase Agreements, including, without limitation, any right (i) to claim sums evidenced by the Escrow Money that are then or later owing to such party, or (ii) to assert claims under the Purchase Agreements that are then or later owing to such party, or (iii) to assert claims for any breach of the Purchase Agreements, or (iv) to assert claims against a party for such party’s failure to comply with any obligations under this Escrow Agreement.

8.  Fees.  Except to the extent that any specific party is required to pay such fees and expenses in accordance with Section 6 of this Escrow Agreement:

(a) The Purchaser agrees to pay the Escrow Agent one-half (½) of the fees it charges for its services hereunder and to reimburse the Escrow Agent one-half (½) of its reasonable expenses and disbursements incurred in the performance of such services.

(b) The Seller Parties agree to pay the Escrow Agent one-half (½) of the fees it charges for its services hereunder and to reimburse the Escrow Agent one-half (½) of its reasonable expenses and disbursements incurred in the performance of such services.

9.  Exculpatory Provisions. The acceptance by the Escrow Agent of its duties hereunder is subject to the following terms and conditions:

(a) The Escrow Agent shall be protected in acting upon any notice, request, waiver, consent, receipt or other paper or document furnished to it, not only as to its due execution and the validity and effectiveness of its provisions but also as to the truth and accuracy of any information contained therein, which Escrow Agent in good faith reasonably believes to be genuine and what it purports to be.  The Escrow Agent is also relieved from the necessity of satisfying itself as to the authority of any person executing this Agreement in a representative capacity.  The Escrow Agent shall have no liability or responsibility for any losses of funds (principal or interest) provided that such losses are not the result of Escrow Agent's gross negligence or willful misconduct.

(b) Purchaser acknowledges, understands and agrees that Escrow Agent is counsel to the Seller Parties and as such Escrow Agent has not and will not exercise any independent professional judgment on Purchaser's behalf.  Notwithstanding its role as Escrow Agent hereunder, Escrow Agent may, in the event of a dispute between any one or more of the Seller Parties, on the one hand, and Purchaser, on the other hand, act as the Seller Parties' counsel and represent them in any dispute or litigation, and Purchaser expressly waives any assertion or claim that Escrow Agent is or will be disqualified from the representation of the Seller Parties by virtue of serving as escrow agent hereunder; provided, however, that in the event of any such dispute or litigation, Escrow Agent will promptly resign and appoint a successor or substitute escrow agent agreeable to both the Seller Parties and Purchaser.

10. Miscellaneous.

(a) This Escrow Agreement may be amended, modified or canceled only by the written consent of all parties hereto.

(b) Any notices or other communications required or permitted hereunder shall be delivered to the parties in the manner specified in the Real Property Agreement (i) to the Seller Parties and the Purchaser at the addresses specified for the Real Property Seller and the Purchaser in the Real Property Agreement and (ii) to the Escrow Agent at 202 North Lewis Street, LaGrange, Georgia 30240.

(c) This Escrow Agreement shall be governed by the laws of Georgia.

(d) Whenever possible, each provision of this Escrow Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Escrow Agreement shall be prohibited or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

(e) The parties agree that this Escrow Agreement has been drafted jointly by the parties and their respective counsel, and no provision hereof shall be construed against the interests of a party by virtue of such party’s having dictated or structured such provision.

(f) This Escrow Agreement shall bind and inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties.

IN WITNESS WHEREOF, the parties hereto have duly caused this Escrow Agreement to be duly executed as of the date first above written.

PURCHASER:

Great American Family Parks, Inc.

By: /s/ Larry L. Eastland

Title: _________________________

Attest:_________________________

Secretary

[CORPORATE SEAL]

ASSET SELLER:

Ron Snider & Associates, Inc.

By: /s/ Ronald E.  Snider

Title: _________________________

Attest:_________________________

Secretary

[CORPORATE SEAL]

REAL PROPERTY SELLER:

/s/ Ronald E. Snider

Ronald E. Snider

/s/ Vivian D. Snider

Vivian D. Snider

Ron Snider Family Limited Partnership

By: /s/ Ronald E. Snider

Ronald E. Snider, General Partner

ESCROW AGENT:

Daniel, Hadden & Alford, P. C.

BY: /s/ Daniel, Hadden & Alford, P.C.

Title:__________________________

EXHIBIT G

THE CONSULTING AGREEMENT

CONSULTING AGREEMENT

THIS AGREEMENT ("Agreement"), made and entered into this ____ day of ____, 2005 by and between Great American Family Parks, Inc., a Nevada corporation (hereinafter called the Purchaser"), and Ronald E. Snider, a resident of the State of Georgia (hereinafter called "Consultant")

W I T N E S S E T H

WHEREAS, pursuant to an Agreement for Purchase and Sale of Assets between the Purchaser and the Consultant dated as of November 8, 2004 (the “Asset Purchase Agreement”), Purchaser is as of the date hereof purchasing certain assets of Ron Snider & Associates, Inc. ("Asset Seller") and will succeed to its business of the operation of a wild animal park at Pine Mountain, Georgia (the “Business”); and

WHEREAS, Consultant is the founder and principal shareholder of Asset Seller, and desires to assist Purchaser in the continued development of the Business as provided herein; and

WHEREAS, the execution of this Agreement is a condition precedent to the obligation of the Purchaser to consummate the acquisition of the assets of Asset Seller in accordance with the Asset Purchase Agreement; and

WHEREAS, the covenants and agreements of Consultant herein are made as an inducement to the acquisition by the Purchaser of the assets of Asset Seller; and

WHEREAS, the Purchaser and Consultant each desire to enter into this Agreement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the promises and agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

Section 1.  Duties

(a) In consideration of the payments to be made by the Purchaser to the Consultant as provided in Section 2 below, the Consultant shall, during the period beginning on the date of this Agreement and ending January 31, 2008 (the "Consulting Period"), provide reasonable consulting services to the Purchaser in Pine Mountain, Georgia, on such matters pertaining to the business of the Purchaser as may, from time to time, be requested of him by the chief executive officer of the Purchaser.  In this regard, the Consultant shall be available throughout the Consulting Period at reasonable times, and upon reasonable notice, to meet with the Board of Directors or the chief executive officer of the Purchaser, or his designee, for the purpose of providing such consulting services (but in no event more than ten (10) hours during any calendar month).  Provided, however, that Consultant shall only be obligated to perform consulting services commensurate with his status as a former chief executive officer of the Asset Seller and only those services which the chief executive officer of the Purchaser believes, in good faith, to be of benefit to the Purchaser.

(b)  In connection with the performance of such consulting services, the Purchaser shall provide the Consultant with suitable office space at the premises where the Business is conducted in Pine Mountain, Georgia.  Consultant shall also be provided with such assistance as determined by the chief executive officer of the Purchaser to be reasonably necessary for the performance by Consultant of the consulting services to be provided by him hereunder.

Section 2.  Compensation

(a)  For the consulting services to be provided by Consultant during the Consulting Period, the Purchaser shall pay to Consultant the sum of Three Hundred Thousand Dollars ($300,000.00), which sum shall be deemed earned as of the date hereof. Such amount shall be payable in equal monthly increments of $8,333.33 on the first day of each month during the term hereof.  Each such payment shall be paid $4,163.33 in cash and $4,160.00 in Purchaser’s common stock. No reduction in the amount payable to Consultant hereunder shall be made on account of compensation received by him from other employment.

(b) For purposes of this provision, each share of the Purchaser=s common stock shall be deemed to have a value of $1.00, notwithstanding the actual value thereof at any pertinent time.

(c) In performing his consulting services hereunder, Consultant shall be deemed to be an independent contractor and shall not be, or be deemed to be, an employee or agent of the Purchaser.  Except as may be specifically authorized in a writing in advance by the chief executive officer of the Purchaser, Consultant shall have no right or authority to act for or on behalf of the Purchaser or otherwise enter into any agreements or make any commitments with third parties binding upon the Purchaser.

(d)  The amounts payable under subsection 2(a) above shall be paid without deduction for state or federal withholding taxes, social security or other like sums.  By virtue of his being an independent contractor hereunder, Consultant alone shall be responsible for the payment of all such taxes and sums levied or assessed with respect to the amounts paid to Consultant hereunder.

(e)  Consultant shall receive no compensation or payments other than as set forth in subsection 2(a) above for any services rendered by him in any capacity to the Purchaser during the Consulting Period; provided, however, if Consultant shall reasonably incur out-of-pocket expenses in connection with the performance of his consulting services hereunder, Consultant shall be entitled to reimbursement from Purchaser of any reasonable expenses incurred by the Consultant, and provided further that any expense item exceeding the sum of one thousand dollars ($1,000) must be approved in advance in writing by Purchaser

(f) The Purchaser desires to retain the services, name and prestige of Consultant and prevent these benefits from being availed of by its competitors even though Consultant may die, become disabled or incapacitated.  Accordingly, it is expressly understood that the inability of Consultant to render consulting services to the Purchaser during the Consulting Period by reason of temporary or permanent illness, disability or incapacity or death shall not constitute a failure by him to perform his obligations hereunder and shall not be deemed a breach or default by him under this Agreement.

Section 3.  Assignment.  The assignment by Consultant of this Agreement or of any interest herein, or of any money due or to become due by reason of the terms hereof, without the prior written consent of the Purchaser, shall be void.

Section 4.  Miscellaneous. This Agreement embodies the entire agreement of the parties hereto relating to the relationship between Consultant and the Purchaser, the services provided or to be provided by Consultant to the Purchaser and all compensation or other amounts or obligations owed to Consultant by the Purchaser for or with respect to such services.  Except as expressly set forth herein, the Consultant shall not be obligated to provide any such services to the Purchaser except as herein expressly provided.  No amendment or modification of this Agreement shall be valid or binding upon the Purchaser unless made in writing and signed by a duly authorized officer of the Purchaser, or upon Consultant unless made in writing and signed by him.  The waiver by the Purchaser of any breach of this Agreement by Consultant shall not be effective unless in writing, and no such waiver shall operate or be construed as the waiver of the same or another breach on a subsequent occasion.  The headings in this Agreement are inserted for convenience only and are in no way intended to affect the interpretation, intent or extent of this Agreement.  This Agreement shall be construed and the legal relations between the parties determined under and in accordance with the laws of the State of Georgia.  Each of the parties submits to the jurisdiction of any of the State Court or Superior Court of Troup County, Georgia and the Federal District Court for the Northern District of Georgia, in any action or proceeding arising out of or relating to this Agreement and agrees that all claims in respect of the action or proceeding may be heard and determined in any such court.  Each party also agrees not to bring any action or proceeding arising out of or relating to this Agreement in any other court. Each of the parties waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety, or other security that might be required of any other party with respect thereto.

IN WITNESS WHEREOF, Consultant has set his hand and seal, and the Purchaser has caused this Agreement to be duly executed by its duly authorized officers and has caused its proper corporate seal to be affixed hereto, and the parties have caused this Agreement to be delivered, all on the day and year first above written.

/s/ Ronald E. Snider  (SEAL)

Ronald E. Snider, Consultant

Great American Family Parks, Inc.

By: /s/ Larry L. Eastland (SEAL)

Title:_____________________

ATTEST:

BY:____________________________

Title:___________________________

[CORPORATE SEAL]